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                                                             Exhibit 10(v)(c)(2)


                          MORTGAGE, SECURITY AGREEMENT
                         AND FIXTURE FINANCING STATEMENT

            THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT (this "Mortgage") is made as of October 2, 2001, by ALX OF PARAMUS LLC, a Delaware limited liability company, with a mailing address of 210 Route 4 East, Paramus, New Jersey 07652, Attention: Chief Financial Officer ("Borrower") to SVENSKA HANDELSBANKEN AB (publ) ("Lender"), with a mailing address of 153 East 53rd Street, 37th Floor, New York, New York 10022, Attention: Corporate Banking Department and pertains to the real estate described in Exhibit A attached hereto and made a part hereof (the "Premises").

                                        I

                                    RECITALS

            A. Borrower executed and delivered to Lender a certain limited recourse promissory note of even date herewith (together with all renewals, amendments, supplements, restatements, extensions and modifications thereof and thereto, the "Note"), wherein Borrower promises to pay to the order of Lender the principal amount of Sixty-Eight Million ($68,000,000.00) Dollars, in repayment of a loan in like amount (the "Loan") from Lender in accordance with the terms of the Note, together with interest thereon, at variable rates of interest and otherwise as set forth in the Note, which Note is due and payable on the Maturity Date (as defined in the Note); and

            B. As security for the repayment of the Loan, in addition to this Mortgage, certain other loan documents have been executed and delivered to Lender (the Note; this Mortgage; that certain Loan Agreement (the "Loan Agreement") of even date herewith executed by Lender and Borrower; that certain Environmental Indemnity Agreement of even date herewith made by Borrower for the benefit of Lender; that certain Assignment of Leases and Rents of even date herewith made by Borrower for the benefit of Lender pursuant to which, among other things, Borrower assigned to Lender all of Borrower's right, title and interest in and to (i) the Ground Lease (as hereafter defined) and all subleases thereunder, including but not limited to the rents payable under the Ground Lease or under any subleases thereof, and (ii) the Purchase Option (as defined in Section 46 of the Ground Lease) and certain of the proceeds thereof; and
(iii) the Guaranty (as hereafter defined); and all other documents or instruments executed and/or delivered by Borrower as additional evidence of, or security for repayment of, the Loan, whether now or hereafter existing, and all renewals, amendments, supplements, restatements, extensions, and modifications thereof and thereto. All of the foregoing are hereinafter sometimes collectively referred to as the "Loan Documents". The terms and provisions of the other Loan Documents are hereby incorporated herein by this reference.

            C. In consideration of advances, credits and other financial accommodations heretofore or hereinafter made to Borrower by Lender, Lender has required Borrower hereby to deliver, pledge, assign, transfer, mortgage and warrant to Lender the Mortgaged Property (as that term is hereinafter defined) as security for repayment of the Loan as well as any and
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all other amounts now or hereafter owed to Lender under the terms of the Loan
Documents. All capitalized terms not expressly defined herein shall have the same meanings as set forth in the Loan Documents.

                                       II

                                    THE GRANT

            NOW, THEREFORE, to secure the payment of the principal amount of the Note and interest thereon (at variable rates and as otherwise provided therein) and all fees and premiums, if any, thereon, and all other sums due thereunder or advanced by Lender and all costs and expenses incurred by Lender in connection with any of the Loan Documents (all such obligations and payments are sometimes referred to herein as the "indebtedness secured hereby") and to secure the observance and performance of the agreements contained herein and in the other Loan Documents, Borrower hereby GRANTS, BARGAINS, ASSIGNS, WARRANTS, CONVEYS, TRANSFERS, PLEDGES, SETS OVER, GRANTS A SECURITY INTEREST and MORTGAGES to Lender, its successors and assigns, forever all of Borrower's estate, right, title and interest, whether now or hereafter acquired, in and to the Premises, together with all of the Borrower's estate, right, title and interest in and to the following described property, whether now or hereafter acquired (the Premises, together with a security interest in and a lien on the following described property being hereinafter referred to collectively as the "Mortgaged Property"), all of which other property is hereby pledged on a parity with the Premises and not secondarily:

                        (a) All buildings and other improvements of every kind
            and description now or hereafter erected or placed thereon and all materials intended for construction, reconstruction, alteration and repair of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Mortgaged Property immediately upon the delivery thereof to the Premises;

                        (b) All right, title and interest of Borrower,
            including, without limitation, any after-acquired title or reversion, in and to the beds of the ways, strips and gores, streets, avenues, sidewalks and alleys adjoining the Premises;

                        (c) Each and all of the tenements, hereditaments,
            easements, appurtenances, passages, waters, water courses, riparian rights and any and all other rights, liberties and privileges of the Premises or in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license and the reversions and remainders thereof;

                        (d) All leases (and any and all guaranties thereof) now
            or hereafter on or affecting the Premises, or any part thereof, whether written or oral, including but not limited to (i) that certain lease (the "Ground Lease") dated as of October 4, 2001 by and between Borrower, as landlord and IKEA Property, Inc., a Delaware corporation, as tenant (the "Ground Lessee"); (ii) that certain guaranty and agreement (the "Guaranty") dated as of October 4, 2001, made by IKEA Holding US, Inc., a Delaware corporation (the "Guarantor") for the benefit of Borrower and Lender of all


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            obligations of the Ground Lessee then existing or thereafter arising under the Ground Lease; and all other agreements for use of the Premises, or any part thereof, including but not limited to all subleases in which the Ground Lessee is the sublandlord (and any and all guaranties thereof) now or hereafter on or affecting the Premises, or any part thereof, whether written or oral, together with all rents, issues, deposits, profits and other benefits now or hereafter arising from or in respect of the Premises accruing and to accrue from the Premises and the avails thereof, including but not limited to the rent payable under the Ground Lease or any subleases thereof and the proceeds, if any, of the purchase option granted in the Ground Lease.

                        (e) All fixtures and personal property now or hereafter
            owned by Borrower and attached to, contained in or used in connection with the Premises or the aforesaid improvements thereon, including, without limitation, any and all air conditioners, antennae, appliances, apparatus, awnings, basins, bathtubs, boilers, bookcases, cabinets, carpets, coolers, curtains, dehumidifiers, disposals, doors, drapes, dryers, ducts, elevators, engines, equipment, escalators, fans, fittings, floor coverings, furnaces, furnishings, furniture, hardware, heaters, humidifiers, incinerators, inventory, lighting, machinery, motors, ovens, pipes, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, screens, security systems, shades, shelving, sinks, sprinklers, stoves, toilets, ventilators, wall coverings, washers, windows, window coverings, wiring and all renewals or replacements thereof or articles in substitution therefor, whether or not the same be attached to such improvements, it being agreed that all such property now or hereafter owned by Borrower and (i) placed, constructed or installed on the Premises (by Borrower, Ground Lessee or anyone else) or (ii) used in connection with the operation or maintenance thereof shall, so far as permitted by law, be deemed for the purpose of this Mortgage to be part of the real estate constituting and located on the Premises and covered by this Mortgage;

                        (f) All judgments, insurance proceeds, awards of damages
            and settlements which may result from any damage to all or any portion of the Premises and the other Mortgaged Property, or any part thereof, or to any rights appurtenant thereto;

                        (g) All compensation, awards, damages, claims, rights of
            actions and proceeds of or on account of (i) any damage or taking, pursuant to the power of eminent domain, of the Premises and the other Mortgaged Property or any part thereof, (ii) damage to all or any portion of the Premises and the other Mortgaged Property by reason of the taking, pursuant to the power of eminent domain, of all or any portion of the Premises and the other Mortgaged Property or of other property, or (iii) the alteration of the grade of any street or highway on or about the Premises and the other Mortgaged Property or any part thereof; and except as otherwise provided herein, Lender is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances therefor and to apply the same toward the payment of the indebtedness and other sums secured hereby;

                        (h) All contract rights, general intangibles, actions
            and rights in action, including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Premises or the other Mortgaged Property or any part thereof;


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                        (i) All proceeds, products, replacements, additions,
            substitutions, renewals and accessions of and to the Premises or the other Mortgaged Property;

                        (j) All building materials and goods which are procured
            or to be procured for use on or in connection with the Mortgaged Property, whether or not such materials and goods have been delivered to the Premises;

                        (k) All plans, specifications, architectural renderings,
            drawings, licenses, permits, soil test reports, other reports of examinations or analyses, contracts for services to be rendered Borrower, or otherwise in connection with the Mortgaged Property and all other property, contracts, reports, proposals, and other materials now or hereafter existing in any way relating to the Premises or the other Mortgaged Property or construction of additional improvements thereto; and

                        (l) The proceeds from any sale, transfer, pledge or
            other disposition of any or all of the foregoing described Mortgaged Property;

            To have and to hold the same unto Lender and its successors and assigns forever, for the purposes and uses herein set forth together with all right to possession of the Premises after the occurrence of any Default (as hereinafter defined in Paragraph 4.01 hereof) hereunder subject only to the schedule of exceptions, if any, listed in the Loan Agreement and in the title insurance policy insuring Lender's interest in the Premises (collectively, "Permitted Encumbrances").

            BORROWER REPRESENTS, WARRANTS AND COVENANTS to Lender that Borrower is lawfully seized of the Premises, that the same is unencumbered except by the Permitted Encumbrances, if any, and that it has good right, full power and lawful authority to convey and mortgage the same, and that Borrower will warrant and forever defend the Premises and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

            If and when the principal amount of the Note and all interest as provided thereunder has been paid, and Borrower has satisfied all obligations thereunder and under the other Loan Documents, then this Mortgage shall be released at the cost of Borrower, but otherwise shall remain in full force and effect.

                                       III

                               GENERAL AGREEMENTS

            3.01 PRINCIPAL AND INTEREST. Borrower shall pay or cause to be paid promptly when due the principal and interest on the indebtedness evidenced by the Note at the times, at the variable rates and in the manner provided in the Note, this Mortgage and the other Loan Documents. Any amount not paid when due hereunder shall accrue interest at the Default Interest Rate (as defined in the Note).

            3.02 PROPERTY TAXES. Unless Borrower has deposited sufficient funds with Lender in accordance with Section 3.03 of this Mortgage, Borrower shall pay, or cause to be paid,


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immediately, when first due and owing, all real estate taxes, assessments for municipal improvements, water charges, sewer charges, and any other charges that may be asserted against the Mortgaged Property or any part thereof or interest therein, and furnish to Lender duplicate receipts therefor within thirty (30) days after payment thereof.

            3.03 TAX ESCROW. Upon a Default by Borrower hereunder, Borrower shall, simultaneously with Borrower's monthly payments of interest to Lender, deposit monthly with Lender one-twelfth (1/12th) of one hundred ten percent (110%) of the annual real estate taxes levied against the Mortgaged Property as reasonably estimated by Lender from time to time in such manner as Lender may prescribe so as to provide for the current year's real estate tax obligation. If the amount estimated to pay said taxes is not sufficient, Borrower shall pay the difference within five (5) days following Lender's demand therefor. Should Borrower fail to deposit sufficient amounts with Lender to pay such obligations, Lender may, but shall not be obligated to, advance monies necessary to make up any deficiency in order to pay such obligations. Any monies so advanced by Lender shall become so much additional indebtedness secured hereby and shall become immediately due and payable with interest due thereon at the Default Interest Rate. Lender is not obligated to inquire into the validity or accuracy of the real estate tax obligations before making payments of the same and nothing herein contained shall be construed as requiring Lender to advance other monies for said purpose nor shall Lender incur any personal liability for anything it may do or omit to do hereunder. It is agreed that all such payments made, at the option of Lender, shall be (a) held in trust by it without earnings for the payment of the real estate tax obligations; (b) carried in a tax account for the benefit of Borrower and withdrawn by Lender to pay the real estate tax obligations; or (c) returned to Borrower and Ground Lessee, to the extent no longer needed by Lender for this escrow purpose, provided that Lender advances upon this obligation sums sufficient to pay said items as the same accrue and become payable. If such items are held in trust or carried in a tax account for Borrower, the same are hereby pledged together with any other account of Borrower or Guarantor, held by Lender to further secure the indebtedness secured hereby, and any officer of Lender is authorized to withdraw the same and apply said sums as aforesaid.

            3.04 PAYMENTS BY LENDER. In the event of a Default hereunder, Lender is hereby authorized to make or advance, in the place and stead of Borrower, any payment relating to taxes, assessments, water and sewer charges, and other governmental charges, fines, impositions or liens that may be asserted against the Mortgaged Property or any part thereof, and may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, lien, sale, forfeiture of title or claim relating thereto. In the event of a Default hereunder, Lender is further authorized to make or advance, in the place and stead of Borrower, any payment relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim, charge or payment, as well as take any and all actions which Lender deems necessary or appropriate on Borrower's behalf whenever, in Lender's sole and absolute judgment and discretion, such payments or actions seem necessary or desirable to protect the full security intended to be created by this Mortgage. In connection with any such advance, Lender is further authorized, at its option, to obtain a continuation report of title or title insurance policy prepared by a title insurance company of Lender's choosing. All payments, costs and other expenses incurred by Lender pursuant to this Paragraph 3.04,


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including without limitation reasonable attorneys' fees, expenses and court costs, shall constitute additional indebtedness secured hereby and shall be repayable by Borrower upon demand with interest at the Default Interest Rate.

            3.05 INSURANCE.

            (a) Borrower shall at all times maintain, or Borrower shall at all times cause Ground Lessee to maintain, for the benefit of Lender, insurance of the following character:

                        (i) Commencing with construction of the Improvements (as
            such term is defined in the Ground Lease), "All risk" fire and extended coverage insurance, including fire, legal liability for contracts including the Ground Lease, theft, flood, water damage, collapse, earthquake, windstorm, hail, boiler and machinery, lightning, explosion (excluding nuclear), aircraft and back-up and seepage of sewers and drains, against loss or damage ("Loss") to the Premises and the Improvements, in an amount not less than the full replacement value of the Improvements, exclusive of architectural and engineering fees, excavation, footings and foundations, on an agreed amount basis as determined not less often than every two years at the request of Lender and at Borrower's cost by the insurer or insurers or by an expert approved by Lender. The maximum permitted deductible under such policy shall be One Million ($1,000,000.00) Dollars in Current Dollars (as such term is defined in the Ground Lease). The coverage shall be equivalent or better than Causes of Loss-Special Form (CP1030) as published by the Insurance Services Office ("ISO"), or if not then available generally at market rates for such commercial properties in the broadest form available in New Jersey.

                        (ii) During the period of any demolition or construction
            on the Premises by Borrower, Ground Lessee or otherwise, in addition to the insurance required under Paragraph 3.05(a)(i), builder's risk insurance in completed value (nonreporting) form for improvements under construction, during the period of such construction, including building materials, against Loss by fire, lightning and other risks from time to time included under extended coverage endorsements, earthquake and perils insured under a difference in conditions policy in an amount not less than the cost, as reasonably estimated by Lender, of the improvements under construction. The maximum permitted deductible under the policy of such insurance shall be One Million ($1,000,000.00) Dollars in Current Dollars.

                        (iii) Commercial General Liability Insurance (including
            coverage for contractual liability, personal injury, death and property damage) covering claims arising out of the ownership, operation, maintenance, condition or use of the Mortgaged Property and the adjoining sidewalks, curbs, vaults and ways with a combined single limit of not less than One Million ($1,000,000.00) Dollars in Current Dollars per occurrence for injury to persons, including death resulting therefrom, and property damage, an aggregate limit of not less than Two Million ($2,000,000.00) Dollars in Current Dollars and umbrella coverage of at least Twenty Million ($20,000,000.00) Dollars in Current Dollars. The policy of such insurance shall provide that the coverage afforded thereby shall not be affected by any demolition, construction


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            or other work on the Mortgaged Property. Coverage shall be written on an Occurrence Form equivalent or better than the Occurrence Form (CG0001) as published by the ISO, or if not then available then in the broadest form available in New Jersey.

                        (iv) If the Improvements, as defined in the Ground
            Lease, upon the Premises are now or hereafter located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (the "Act"), upon commencement of construction of any Improvements on the Premises, flood insurance in an amount not less than the maximum limit of coverage available under the Act.

                        (v) Worker's compensation insurance meeting all
            requirements of Applicable Laws (as such term is defined in Ground Lease) in effect from time to time.

                        (vi) Environmental Impairment Liability insurance for
            third party damages and injuries with limits of no less than One Million ($1,000,000.00) Dollars in Current Dollars.

                        (vii) Malicious Mischief insurance with limits of no
            less than Three Million ($3,000,000.00) Dollars in Current Dollars per occurrence and no less than Three Million ($3,000,000.00) Dollars in Current Dollars in the aggregate.

                        (viii) Upon Lender's written request, such other
            insurance coverage(s) as Lender may, in its reasonable discretion, deem necessary or appropriate in such amounts, with such companies and in such form as Lender deems satisfactory in its reasonable business judgment, all at Borrower's sole expense.

            (b) The Premises shall be separately scheduled with respect to the Lender on any insurance policy obtained by Borrower or Ground Lessee and such insurance shall be for a stipulated amount so as to avoid co-insurance. Borrower must pay, or cause Ground Lessee to pay, promptly, when due, any premium on such insurance. All insurance required under Paragraph 3.05(a) shall be written by insurers of recognized financial standing which are authorized to do business in the State of New Jersey and have, at the time any such insurance is issued or renewed an Alfred M. Best Company, Inc. rating of A- or better (or equivalent ratings by a generally recognized successor rating agency). All such policies and renewals thereof (or binders evidencing the same) shall be delivered to Lender at least thirty (30) days before the expiration of the existing policies, shall have attached thereto a standard mortgagee clause entitling Lender to collect any and all proceeds payable under such insurance, and shall contain a waiver of subrogation by each insurer in favor of the Lender. In the event of a change in ownership or of occupancy of the Mortgaged Property, or any portion thereof, Borrower shall give immediate notice thereof to Lender. All such insurance policies shall name Lender as an additional insured, as its interest may appear, but without liability for the payment of premiums. Certificates of insurance showing Lender as additional insured, premiums prepaid, shall be deposited with Lender and shall contain provision for thirty (30) days notice to Lender prior to any cancellation or non-renewal except for ten (10) days notice for non-payment of premium. Borrower shall deliver evidence to Lender of full payment of


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premiums for all insurance coverages required to be maintained hereunder on or before the date of this Mortgage.

            (c) In case of any Loss in excess of an amount equal to One Hundred Thousand ($100,000.00) Dollars in Current Dollars, Borrower shall immediately give Lender and the insurance companies that have insured against such risks, notice of such Loss generally describing the nature and extent of such Loss. Lender, Borrower and Ground Lessee shall jointly settle and adjust any Loss under the insurance policies required to be maintained in Paragraph 3.05(a) and the proceeds shall be paid to or upon the direction of Lender which shall be the loss payee. Notwithstanding the foregoing, in the event of a total casualty or in the event of a Default, or event or condition which with the giving of notice or the passage of time would constitute a Default, shall have occurred hereunder or under any of the other Loan Documents, Lender (or after entry of judgment of foreclosure, purchaser at the sale, or the judgment creditor, as the case may
be) is, subject to the provisions hereof, hereby authorized to either: (A) settle, adjust or compromise any claim under any insurance policies and Lender shall act in its reasonable discretion without the consent of Borrower or Ground Lessee; or (B) allow Borrower and Ground Lessee to settle, adjust or compromise any claims for Loss with the insurance company or companies and the amount to be paid upon the Loss. In all cases Lender is authorized to collect and receipt for any such insurance proceeds and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall be such additional indebtedness secured hereby and shall be reimbursed to Lender upon demand with interest thereon at the Default Interest Rate (as such term is defined in Section 2.4(b) of the Loan Agreement) or may be deducted by Lender from said insurance proceeds prior to any other application thereof.

            Subject to the rights of Qualified Sublessees (as such term is defined in the Ground Lease) and subleasehold financings which have been approved by the Lender, the insurance proceeds with respect to any Loss from destruction of twenty-five (25%) percent or more of the building constructed by Ground Lessee on the Premises and occupied by Ground Lessee on the date any such destruction occurs shall, if required by the Lender, be paid to the Lender to be applied in reduction of the indebtedness secured hereby, whether due or not, in such order as the Lender shall determine. The insurance proceeds with respect to any Loss from destruction of less than twenty-five (25%) percent of the building constructed by Ground Lessee on the Premises and occupied by Ground Lessee on the date any such destruction occurs shall be made available to Borrower or Ground Lessee to repair and restore (the "Restoration") such building provided, however, all of the following conditions are satisfied (in no event shall the Maturity Date be extended):

            (1) no Default, or event which with the giving of notice or passage of time would constitute a Default, shall have occurred and be continuing hereunder or under any of the other Loan Documents;

            (2) the insurance proceeds shall, in Lender's reasonable judgment, be sufficient to complete the Restoration to an architectural and economic unit of substantially the same character and the same value as existed immediately prior to such casualty, or, if Lender shall determine, in its sole and absolute discretion, that the insurance proceeds are insufficient,


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Borrower or Ground Lessee shall have deposited with Lender the amount of the deficiency in cash or in other security acceptable to Lender within fifteen (15) days after Lender's demand therefor;

            (3) the Ground Lease remains in full force and effect;

            (4) the insurers do not deny liability to the insureds;

            (5) the Lender receives an estimate of the cost of Restoration prepared by a licensed professional engineer or registered architect satisfactory to Lender; and

            (6) the Lender receives evidence that all Governmental Actions (as defined in the Ground Lease) required prior to commencement of the Restoration have been issued and the fees therefor paid in full.

            If any of the foregoing conditions (1) through (6) in this Paragraph
3.05 are not satisfied, then such insurance proceeds shall, if required by the Lender, be paid to the Lender, to be applied in reduction of the indebtedness secured hereby, whether due or not, in such order as the Lender shall determine.

            Notwithstanding anything herein to the contrary, in case of any Loss after foreclosure proceedings have been instituted, all insurance proceeds shall, at Lender's option, be used to pay the amount due in accordance with any judgment of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid to the owner of the equity of redemption if said owner shall then be entitled to the same, or as the court may otherwise direct. In case of the foreclosure of this Mortgage, the court in its judgment may provide that the mortgagee's clause attached to each of said insurance policies may be cancelled and that the judgment creditor may cause a new loss clause to be attached to each of said policies making the loss thereunder payable to said judgment creditor. Any foreclosure judgment may further provide that in case of any one or more redemptions made under said judgment, each successive redemptor may cause the preceding loss clause attached to each insurance policy to be cancelled and a new loss clause to be attached thereto, making the loss thereunder payable to such redemptor. In the event of foreclosure sale, Lender is hereby authorized, without the consent of Borrower, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Lender may deem advisable, to cause the interest of such purchaser to be protected by any of the said insurance policies.

            Nothing contained in this Mortgage shall create any responsibility or obligation on Lender to collect any amount owing on any insurance policy, to rebuild, repair or replace any damaged or destroyed portion of the Mortgaged Property, or to perform any act hereunder.

            (d) If any insurance proceeds with respect to any Loss are not required by the Lender in accordance with Paragraph 3.05(c) to be applied in reduction of the indebtedness secured hereby (including the insurance proceeds with respect to any destruction of less then twenty-five (25%) percent of the building constructed by Ground Lessee on the Premises and occupied by Ground Lessee on the date any such destruction occurs), then such insurance proceeds shall be made available for Restoration by Lender, or such other depositary designated by Lender, from time to time, to Borrower, Ground Lessee or at Lender's option directly to contractors, sub-contractors, material suppliers and other persons entitled to payment in accordance with and


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subject to such conditions to disbursement as Lender may impose to ensure that the Restoration is fully completed in a good and workmanlike manner and paid for and that no liens or claims arise by reason thereof, provided that Lender is furnished with evidence reasonably satisfactory to Lender of the estimated cost of Restoration and with architect's and other certificates, waivers of lien, certificates, contractors' sworn statements, and other evidence of the estimated cost thereof and of payments as Lender may require and approve in its sole and absolute discretion. In addition to the foregoing, if the estimated cost of the Restoration exceeds ten (10%) percent of the original principal amount of the indebtedness secured hereby, Borrower shall also deliver, or cause Ground Lessee to deliver, to Lender for its prior approval evidence satisfactory to Lender in its sole and absolute discretion that the appraised value of the Mortgaged Property after such work will not be less than its appraised value established in the appraisal delivered to Lender on or prior to the date hereof and all plans and specifications for such Restoration as Lender may require and approve in its sole and absolute discretion. No payment made prior to the final completion of the Restoration shall exceed ninety (90%) percent of the value of the Restoration performed, from time to time, and at all times the undisbursed balance of such proceeds remaining in the custody or control of Lender shall be, in Lender's sole and absolute discretion, at least sufficient to pay for the cost of completion of the Restoration, free and clear of any liens. Lender may, at any time after the occurrence of a Default hereunder, and in its sole and absolute discretion, procure and substitute for any and all of the insurance policies so held as aforesaid, such other policies of insurance in such amounts and carried in such companies as Lender may select. The cost thereof shall be additional indebtedness secured hereby, shall be due upon demand and shall accrue interest at the Default Interest Rate from the date incurred until repaid by Borrower. Lender may commingle any such funds held by it hereunder and shall not be obligated to pay any interest with respect to any such funds held by or on behalf of Lender.

            3.06 CONDEMNATION AND EMINENT DOMAIN. Any and all awards heretofore or hereafter made or to be made to the present or any subsequent owner of the Mortgaged Property by any governmental or other lawful authority for the taking, by condemnation or eminent domain, of all or any part of the Mortgaged Property (including any award from the United States government at any time after the allowance of a claim therefor, the ascertainment of the amount thereto, and the issuance of a warrant for payment thereof), are hereby assigned by Borrower to Lender, which awards Lender is hereby authorized to negotiate, collect and receive from the condemnation authorities. Lender is hereby authorized to give appropriate receipts and acquittances therefor. Anything to the contrary notwithstanding, interest on any and all amounts due under the Note and secured hereby shall continue to accrue until the Note is paid in full. Borrower shall give Lender immediate notice of the actual or threatened commencement of any condemnation or eminent domain proceedings of which it has knowledge affecting all or any part of the Mortgaged Property (including severance of, consequential damage to or change in grade of streets), and shall immediately deliver to Lender copies of any and all papers served in connection with any such proceedings. Borrower further agrees to make, execute and deliver to Lender, free and clear of any encumbrance of any kind whatsoever, any and all further assignments and other instruments deemed necessary by Lender for the purpose of validly and sufficiently assigning all awards and other compensation heretofore, now and hereafter made to Borrower for any taking, either permanent or temporary, under any such proceeding. Subject to the rights of

Qualified Sublessees (as such term is defined in the Ground Lease) and subleasehold financings which have been approved by the Lender, any such award for any taking of that portion of the Mortgaged Property comprising the building constructed and occupied by Ground Lessee and/or the land used by Ground Lessee in connection therewith, shall, if required by the Lender, be paid to the Lender to be applied to prepay the indebtedness secured hereby, provided, however, if any such taking is for less than twenty-five (25%) percent of such land and/or building and Ground Lessee shall demonstrate to the reasonable satisfaction of the Lender that the Ground Lessee's use of the remaining land and building for Ground Lessee's intended use remains financially viable, then any such award shall be paid to Ground Lessee for Restoration in accordance with the provisions of and in the same manner as is provided for insurance proceeds in Paragraph 3.05(d) hereof. Notwithstanding the foregoing, any expenses, including, without limitation, attorneys' fees and expenses, incurred by Lender in intervening in such action or compromising and settling such action or claim, or collecting any such awards, shall be reimbursed to Lender first out of any such award.

            3.07 MAINTENANCE OF PROPERTY. Except as Ground Lessee and Qualified Sublessees may be permitted under the Ground Lease, no portion of the Mortgaged Property shall be altered, removed or demolished, severed, sold or mortgaged, without the prior written consent of Lender. In the event of the demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered by this Mortgage or by any separate security agreement executed in conjunction herewith, the same shall be replaced promptly by similar fixtures, chattels and articles of personal property at least equal in value, quality and condition to those replaced, free from any other security interest therein, encumbrances thereon or reservation of title thereto. Borrower shall promptly repair, restore or rebuild any building or other improvement or any part thereof now or hereafter situated on the Premises that may become damaged or be destroyed whether or not proceeds of insurance are available or sufficient for such purpose. Any such building or other improvement or any part thereof shall be repaired, restored or rebuilt so as to be of at least equal value and of substantially the same character as prior to such damage or destruction.

            Borrower further agrees not to permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or any part thereof, to keep and maintain the Mortgaged Property and every part thereof in good repair and condition, to effect such repairs as Lender may reasonably require, and, from time to time, to make all necessary and proper replacements thereof and additions thereto so that the Premises and such buildings, other improvements, fixtures, chattels and articles of personal property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed.

            3.08 COMPLIANCE WITH LAWS. Borrower shall: (a) comply with, and shall cause Ground Lessee to comply with, all statutes, ordinances, regulations, rules, orders, decrees and other requirements relating to the Mortgaged Property, or any part thereof, by any federal, state or local authority, including, without limitation, the Americans with Disabilities Act of 1990, and
(b) observe and comply with, and shall cause Ground Lessee to observe and comply with, all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, without limitation, zoning variances, special exceptions and nonconforming uses), privileges, franchises and concessions that are applicable to the

Mortgaged Property or that have been granted to or contracted for by Borrower in connection with any existing or presently contemplated use of the Mortgaged Property or any part thereof. Subject to the terms of the Ground Lease, Borrower shall not initiate or acquiesce in any changes to or termination of any of the foregoing or of zoning design actions affecting the use of the Mortgaged Property or any part thereof without the prior written consent of Lender.

            3.09 LIENS AND TRANSFERS. Except as provided in the Loan Agreement, without Lender's prior written consent, Borrower shall not, directly or indirectly, create, suffer or permit to be created or filed or to remain against the Mortgaged Property, or any part thereof, hereafter any mortgage lien or other lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to the Mortgaged Property, whether superior or inferior to the lien of this Mortgage; provided, however, that Borrower may, within ten (10) days after the filing thereof, contest in good faith by appropriate legal or administrative proceedings any lien claim arising from any work performed, material furnished or obligation incurred by Borrower upon furnishing Lender at Borrower's sole cost and expense, either (i) a bond issued by a company approved by Lender in its sole and absolute discretion covering the lien claim, or (ii) an endorsement to Lender's title insurance policy insuring Lender's interest in the Premises insuring over said lien claim, each in form and substance satisfactory to Lender in its sole and absolute discretion, or such other security and indemnification satisfactory to Lender, in its sole and absolute discretion, for the final payment and discharge thereof. In the event Borrower hereafter creates, suffers or permits any superior or inferior lien to be attached to the Mortgaged Property or any part thereof without such consent or without furnishing security as aforesaid, Lender shall have the unqualified right, at its option, to accelerate the maturity of the Note, causing the entire principal balance thereof and all interest accrued thereon and all other charges due Lender under any of the Loan Documents to be immediately due and payable.

            If Borrower, without Lender's prior written consent, sells, leases, transfers, conveys, assigns, pledges, hypothecates or otherwise disposes of the title to all or any portion of the Mortgaged Property, whether by operation of law, voluntarily or otherwise, or any interest (beneficial or otherwise) thereto, or enters into any agreement to do any of the foregoing, Lender shall have the unqualified right, at its option, to accelerate the maturity of the Note, causing the entire principal balance and accrued interest and all other charges due Lender under any of the Loan Documents to be immediately due and payable. Without limiting the generality of the foregoing, each of the following events shall be deemed a sale, transfer, conveyance, assignment, pledge, hypothecation or other disposition prohibited by the foregoing sentence:

                        (a) if Borrower is a corporation, any sale, conveyance,
            assignment or other transfer of all or any portion of the stock of such corporation, that results in a material change in the identity of the person(s) or entities in control of such corporation, or any corporation which controls any of Borrower;

                        (b) if Borrower is a partnership, any sale, conveyance,
            assignment or other transfer of all or any portion of the partnership interest of Borrower or any entity or entities in control of Borrower, or any partnership which controls Borrower;

                        (c) if Borrower is a limited liability company, any
            sale, conveyance, assignment or other transfer of all or any portion of any manager interest or membership interest of any manager or member, as the case may be, of Borrower;

                        (d) any sale, conveyance, assignment or other transfer
            of all or any portion of the stock, partnership or membership interest of any entity directly or indirectly in control of any corporation, partnership or limited liability company constituting any of Borrower or any corporation, partnership or limited liability company which controls Borrower, or any sale, conveyance, assignment or other transfer by Borrower in any corporation, partnership or limited liability company in which Borrower has a controlling interest, directly or indirectly; and

                        (e) any hypothecation of all or any portion of any
            stock, partnership or membership (or manager, as the case may be) interest of any of Borrower, or of all or any portion of the stock, partnership or membership (or manager, as the case may be) interest of any entity directly or indirectly in control of such corporation, partnership or limited liability company or any corporation, partnership or limited liability company which controls Borrower, or any sale, conveyance, assignment or other transfer by Borrower in any corporation, partnership or limited liability company in which Borrower has a controlling interest, directly or indirectly.

            Any waiver by Lender of the provisions of this Paragraph 3.09 shall not be deemed to be a waiver of the right of Lender in the future to insist upon strict compliance with the provisions hereof.

            3.10 SUBROGATION TO PRIOR LIENHOLDER'S RIGHTS. If the proceeds of the Loan secured hereby or any part thereof, or any amount paid out or advanced by Lender is used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Lender shall be subrogated to the rights of the holder thereof in and to such other lien or encumbrance and any additional security held by such holder, and shall have the benefit of the priority of the same.

            3.11 LENDER'S DEALINGS WITH TRANSFEREE. In the event of the sale or transfer, by operation of law, voluntarily or otherwise, of all or any part of the Mortgaged Property, Lender shall be authorized and empowered to deal with the vendee or transferee with regard to the Mortgaged Property, the indebtedness secured hereby and any of the terms or conditions hereof as fully and to the same extent as it might with Borrower, without in any way releasing or discharging Borrower from its covenants hereunder, specifically including those contained in Paragraph 3.09 hereof, and without waiving Lender's right of acceleration pursuant to Paragraph 3.09 hereof.

            3.12 STAMP TAXES. If at any time the United States government or any federal, state or municipal governmental subdivision requires Internal Revenue or other documentary stamps, levies or any tax on this Mortgage or on the Note, or requires payment of the United

States Interest Equalization Tax on any of the indebtedness secured hereby, then such indebtedness and all interest accrued thereon shall be and become due and payable, at the election of the Lender, thirty (30) days after the mailing by Lender of notice of such election to Borrower; provided, however, that such election shall be unavailing, and this Mortgage and the Note shall be and remain in effect, if Borrower may and does lawfully pay for such stamps or tax, including interest and penalties thereon, to or on behalf of Lender.

            3.13 CHANGE IN TAX LAWS. In the event of the enactment, after the date of this Mortgage, of any law of the state in which the Premises are located deducting from the value of the Premises, for the purpose of taxation, the amount of any lien thereon, or imposing upon Lender the payment of all or any part of the taxes, assessments, charges or liens hereby required to be paid by Borrower, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Borrower's interest in the Mortgaged Property, or the manner of collection of taxes, so as to affect this Mortgage or the indebtedness secured hereby or the holder thereof, then Borrower, upon demand by Lender, shall pay such taxes, assessments, charges or liens, or reimburse Lender therefor; provided, however, that if, in the opinion of counsel for Lender, it might be unlawful to require Borrower to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Lender may elect, by notice in writing given to Borrower, to declare all of the indebtedness secured hereby to become due and payable thirty (30) days after the giving of such notice. Nothing contained in this Paragraph 3.13 shall be construed as obligating Lender to pay any portion of Borrower's federal, state and local income tax.

            3.14 INSPECTION OF PROPERTY. Borrower shall permit Lender and its representatives and agents to inspect the Mortgaged Property from time to time upon reasonable prior telephonic notice during normal business hours and as frequently as Lender considers reasonable.

            3.15 INSPECTION OF BOOKS AND RECORDS. Borrower shall keep and maintain full and correct books and records showing in detail the income and expenses of the Mortgaged Property and after demand therefor by Lender shall permit Lender and its agents, employees and representatives to visit its offices, discuss its financial affairs with its officers and independent public accountants whether or not any representative of Borrower is present and to examine and audit such books and records and all supporting vouchers and data, copies of any leases encumbering the Premises and such other information as Lender may deem reasonably necessary or appropriate at any time and from time to time on Lender's request at Borrower's offices during Borrower's normal business hours, at the address hereinabove identified or at such other location as may be reasonably requested by Lender.

            3.16 FINANCIAL STATEMENTS. Borrower shall deliver, or cause to be delivered, to Lender, on at least an annual basis and at such other times (but not more frequently than quarterly) as Lender may reasonably request, unaudited financial statements (or audited if same exists) for Borrower and the Mortgaged Property on a form approved by Lender setting forth the information therein as of the immediately preceding calendar year, or as of the immediately preceding period for which financial statements were requested, as the case may be, containing income and expense statements and a balance sheet, prepared and reviewed by an independent certified public accounting firm acceptable to Lender in accordance with generally accepted accounting principles consistently applied and certified to be true, complete and correct by the persons or entities to which they apply and in such detail as Lender may require.

            3.17 ACKNOWLEDGMENT OF DEBT. Borrower shall furnish from time to time, within ten (10) days after Lender's request, a written statement, duly executed and acknowledged by an authorized member or officer of Borrower, specifying the amount due under the Note, this Mortgage and any of the other Loan Documents and disclosing whether any alleged offsets or defenses exist against the indebtedness secured hereby.

            3.18 OTHER AMOUNTS SECURED. Borrower acknowledges and agrees that this Mortgage secures the entire principal amount of the Note and interest accrued thereon, regardless of whether any or all of the loan proceeds are disbursed on or after the date hereof, and regardless of whether the outstanding principal is repaid in whole or part and future advances made at a later date, as well as any amounts owed to Lender pursuant to Paragraphs 3.03 and 3.04 hereof, any and all litigation and other expenses pursuant to Paragraphs 4.05 and 4.06 hereof and any other amounts as provided herein or in any of the other Loan Documents, including, without limitation, the payment of any and all loan commissions, service charges, liquidated damages, expenses and advances due to or paid or incurred by Lender in connection with the Loan, all in accordance with the loan commitment issued in connection with this transaction and the Loan Documents.

            3.19 DECLARATION OF SUBORDINATION. At the option of Lender, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any condemnation or eminent domain award) to any and all leases of all or any part of the Mortgaged Property upon the execution by Lender and recording thereof, at any time hereafter, in the appropriate official records of the county wherein the Premises are situated, of a unilateral declaration to that effect.

            3.20 RELEASES. Lender, without notice and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, may release from the liens of Lender all or any part of the Mortgaged Property, or release from liability any person or entity obligated to repay any indebtedness secured hereby, without in any way affecting the liability of any party pursuant to the Note, this Mortgage or any of the other Loan Documents, including, without limitation, any guaranty given as additional security for the indebtedness secured hereby, and without in any way affecting the priority of the lien of this Mortgage, and may agree with any party liable therefor to extend the time for payment of any part or all of such indebtedness. Any such agreement shall not in any way release or impair the lien created by this Mortgage or reduce or modify the liability of any person or entity obligated personally to repay the indebtedness secured hereby, but shall extend the lien hereof as against the title of all parties having any interest, subject to the indebtedness secured hereby, in the Mortgaged Property.

            3.21 BORROWER'S REPRESENTATIONS. Borrower hereby represents, warrants and covenants to Lender that:

                        (a) Borrower is lawfully seized of the Mortgaged
            Property hereby mortgaged, granted and conveyed and has the right to mortgage, grant and convey the Mortgaged Property, that the Mortgaged Property is unencumbered except by the Permitted Encumbrances, if any, and that Borrower will represent, warrant and defend generally the title to the Mortgaged Property, or any portion thereof, against any and all claims and demands, subject only to the Permitted Encumbrances, if any.

                        (b) Borrower (i) is a Delaware limited liability
            company, duly organized and validly existing under the laws of the State of Delaware, is in good standing in the State of Delaware and is qualified to do business in the State of New Jersey as a foreign limited liability company; (ii) has the power and authority to own its properties and to carry on its business as now being conducted; and (iii) is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

                        (c) The execution, delivery and performance of the Note,
            this Mortgage and the other Loan Documents: (i) have received all necessary trust, partnership, governmental, company or corporate approval; (ii) do not violate any provision of any law, any order of any court or agency of government or any indenture, agreement or other instrument to which Borrower is a party, or by which it or any portion of the Mortgaged Property is bound; and (iii) are not in conflict with, nor will result in breach of, or constitute (with due notice or lapse of time) a default under any indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, upon any of its property or assets, except as contemplated by the provisions of this Mortgage.

                        (d) The Note, this Mortgage and the other Loan
            Documents, when executed and delivered by Borrower will constitute the legal, valid and binding obligations of Borrower in accordance with their respective terms.

                        (e) All information, reports, papers, balance sheets,
            statements of profit and loss, and data given to Lender or its agents and employees regarding Borrower are accurate and correct in all material respects, and are complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter.

                        (f) There is not now pending against or affecting
            Borrower nor, to the best of Borrower's knowledge, is there threatened any action, suit or proceeding at law, in equity or before any administrative agency which, if adversely determined, would materially impair or affect the financial condition or operation of Borrower or the Mortgaged Property.


            3.22 UTILITIES. Borrower will (except to the extent paid by lessees) pay all utility charges incurred in connection with the Premises and all improvements thereon, and shall maintain all utility services now or hereafter available for use at the Premises.

            3.23 HAZARDOUS WASTE. Borrower hereby represents, warrants, covenants and otherwise agrees as follows:

                        (a) Except as set forth in that certain two-volume Phase
            I Environmental Site Assessment dated August 30, 2001 ( the "2001 Site Assessment") prepared by P.T. & L. Environmental Consultants, Inc. under Project No. 012364, and that certain Limited Phase II Environmental Investigation Report dated October 2, 2001 (the "2001 Supplemental Report") prepared by P.T. & L. Environmental Consultants, Inc. under Project No. 012380, and except as set forth in that certain Phase I Environmental Site Assessment dated December 1, 1993 (the "1993 Site Assessment") prepared by Certified Engineering & Testing Co., Inc. under Project No. N30112 (the 2001 Site Assessment, 2001 Supplemental Report, and 1993 Site Assessment, including all attachments and appendices to the foregoing, are referred to collectively as the "Environmental Report") Borrower represents and warrants, to the best of its knowledge, that there are no Hazardous Substances (as hereinafter defined) in the environment at, upon or under the Premises in quantities or concentrations exceeding those allowed pursuant to applicable Environmental Laws and further represents and warrants that during the periods of ownership of the Premises by Borrower, and, to the best of its knowledge, prior to Borrower's acquisition of its interest therein, there have not been any Releases of any Hazardous Substances at, upon or under the Premises in quantities or concentrations exceeding those allowed pursuant to applicable Environmental Laws. Borrower warrants that it will not cause or allow there to be any Hazardous Substances Managed (as hereinafter defined) at, upon or under the Premises in a manner that does not comply with all applicable Environmental Laws or Releases (as hereinafter defined) at, upon or under the Premises in violation of applicable Environmental Laws including but not limited to Management (as hereinafter defined) or Releases (as hereinafter defined) in connection with any operations, construction, restoration, rehabilitation, or repairs on or at the Premises.

                        (b) Except as otherwise set forth in the Environmental
            Report, Borrower represents and warrants that there are no above ground storage tanks ("Acts") or underground storage tanks ("Uses") at, upon or under the Premises, and further represents and warrants that during the periods of ownership of the Premises by Borrower, and, to the best of its knowledge, prior to Borrower's acquisition of its interest therein, there have been no ASTs or USTs at, upon or under the Premises. Borrower warrants that it will not cause or allow any ASTs or USTs to be installed at, upon or under the Premises.

                        (c) Borrower covenants and agrees (i) to comply with all
            applicable Environmental Laws (as hereinafter defined) and Environmental Permits (as hereinafter defined); (ii) to require the tenants and others operating on the Property at its request to comply with applicable Environmental Laws and Environmental Permits;
            (iii) to provide Lender immediate notice of any correspondence, notices, demands or communications of any nature whatsoever received by Borrower relating to any alleged or actual violation, or any investigation of any alleged or actual violation, of any applicable Environmental Law or relating to any alleged or actual presence of Hazardous Substances at, under, over or upon the Property, and to immediately provide Lender copies of any such correspondence, notices, demands or communications which are in writing; (iv) to comply with Borrower's undertaking set forth in that certain letter dated as of the date hereof from Borrower to Lender concerning the 2001 Supplemental Report; and (v) to advise Lender in writing as soon as Borrower becomes aware of any Environmental Condition or circumstance which makes any of Borrower's representations or warranties contained herein incomplete or inaccurate. In the event Lender determines that there is any evidence that any such Environmental Condition or circumstance exists, whether or not described in any communication or notice to Borrower or Lender, Borrower agrees, at its own expense and at the request of Lender, to permit an environmental audit to be conducted by Lender or an independent agent selected by Lender. This provision shall not relieve Borrower from conducting its own environmental audits or taking any other steps necessary to comply with any applicable Environmental Law or Environmental Permits. If, in the opinion of Lender, there exists any uncorrected violation of any applicable Environmental Law or Environmental Permits or any Environmental Condition which requires or may require any cleanup, removal or other remedial action under any applicable Environmental Law, and such cleanup, removal or other remedial action is not conducted in compliance in all respects with all applicable Environmental Laws and in a continuously diligent manner, the same shall, at the option of Lender, constitute a Default.

                        (d) Lender and Indemnitees (as hereinafter defined) and
            their respective agents and representatives, shall have the right, subject to the rights of tenants under any lease, at any reasonable time to enter and visit the Mortgaged Property for the purposes of observing the Mortgaged Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Mortgaged Property. Neither Lender nor Indemnitees shall have a duty, however, to visit or observe the Mortgaged Property or to conduct tests, and no site visit, observation or testing by Lender or any Indemnitee shall impose any liability on Lender or any Indemnitee. In no event shall any site visit, observation or testing by Lender or any Indemnitee be a representation that Hazardous Substances are or are not present in, on or under the Premises, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Borrower nor any other party is entitled to rely on any site visit, observation or testing by Lender or any Indemnitee. Borrower acknowledges that neither Lender nor any Indemnitee owes any duty of care to protect Borrower or any other party against, or to inform Borrower or any other party of, any Hazardous Substances or any other adverse condition affecting the Premises. Lender and Indemnitees shall disclose to Borrower, and may in the sole and absolute discretion of Lender and Indemnitees disclose to any other party, any report or findings made as a result of, or in connection with, any site visit, observation or testing by Lender or Indemnitees. Borrower understands and agrees that neither Lender nor Indemnitees makes any representation or warranty to Borrower or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. Borrower also understands that, depending on the results of any site visit, observation or testing by Lender or any Indemnitee which are disclosed to Borrower, Borrower may have a legal obligation to notify one or more environmental agencies of the results and that such reporting requirements are site-specific and are to be evaluated by

            Borrower without advice or assistance from Lenders or Indemnitees. Lender or any Indemnitee shall give Borrower reasonable notice before entering the Premises, and any such party shall make reasonable efforts to avoid interfering with Borrower's or Ground Lessee's use of the Premises in exercising any rights provided in this Paragraph 3.23(d).

                        (e) Borrower represents and warrants that (i) all
            necessary Environmental Permits pertaining to the Mortgaged Property have been obtained by the appropriate party, and that all reports, notices, and other documents required under any applicable Environmental Law in connection with the Mortgaged Property have been filed; (ii) Borrower is not a party to any litigation or administrative proceeding arising under any applicable Environmental Law in connection with the Mortgaged Property, nor to the best knowledge of Borrower is there any such litigation or proceeding contemplated or threatened; (iii) to its best knowledge the Mortgaged Property is free from any judgment, decree, order or citation related to or arising out of any applicable Environmental Law; and (iv) until the Loan is paid in full, the Mortgaged Property shall not be used in any manner that would either subject the Mortgaged Property or any part thereof to the provisions of the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1k-6 et seq ("ISRA") or cause the Mortgaged Property to be deemed an "industrial establishment" unless subject to a valid "de Minimis Quantity Exemption" pursuant to the provisions of ISRA.

                        (f) Borrower covenants and agrees that it will
            indemnify, defend and hold harmless Lender and any and all current, future or former officers, directors, employees or agents of Lender (collectively, the "Indemnitees") from any and all Losses (as hereinafter defined) in any way arising from: (i) any breach of any covenant, representation or warranty in Paragraph 3.23 of this Mortgage; (ii) any Environmental Liability (as hereinafter defined);
            (iii) any failure to obtain or comply with any Environmental Permit;
            (iv) any Release (as hereinafter defined); (v) any Management; (vi) any Environmental Condition (as hereinafter defined); (vii) the presence of any Hazardous Substance at any property other than the Premises which is present due to either (A) any direct or indirect transportation whatsoever of a Hazardous Substance from the Premises, or by any Indemnitor, to the property at which such Hazardous Substance is present and cause any tenant or occupant of the Premises to cause an indemnity like this to be delivered in the Lender's favor and any guarantors or subtenants or (B) migration or other movement from the Premises to such other property of a Hazardous Substance Released at the Premises; and (viii) any Response (as hereinafter defined) arising out of or in connection with any of the matters described in this Paragraph 3.23(f). This indemnification shall not apply to matters arising due to Lender's gross negligence or willful misconduct. Borrower's defense of Lender pursuant to this Paragraph 3.23(f) shall be by legal counsel retained by Borrower and acceptable to Lender, in Lender's reasonable judgment, it being acknowledged that Borrower's current legal counsel in connection with the Loan would be acceptable for such purpose, and all out-of-pocket costs associated therewith including all legal fees, costs and expenses of all actions and reasonable legal fees of additional counsel appointed by Lender to supervise any actions, shall be paid by Borrower.

                        (g) Borrower hereby consents and agrees that Lender or
            any Indemnitee may at any time and from time to time without further consent from Borrower do any of the following events, and the liability of Borrower under Paragraph 3.23 of this Mortgage shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Borrower or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, this Mortgage or any of the other Loan Documents or any sale or transfer of the Mortgaged Property (whether by deed in lieu of foreclosure or otherwise);
            (iii) any change in the composition of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower herein or in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's or Indemnitees' voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender's failure to record this Mortgage or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender or any Indemnitee shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Borrower's obligations in Paragraph 3.23 of this Mortgage, affect this Mortgage in any way or afford Borrower any recourse against Lender or any Indemnitee. Nothing contained in this Paragraph 3.23(g) shall be construed to require Lender or any Indemnitee to take or refrain from taking any action referred to herein.

                        (h) The following definitions apply throughout this Mortgage:

                        (i) The term "Environmental Condition" shall mean the presence of any Hazardous Substance at, upon, over, under or emanating from the Mortgaged Property.

                        (ii) The term "Environmental Laws" shall mean, whether judicial or administrative, all federal, state, and local laws, statutes, rules, regulations, ordinances, permits, guides, orders, consent decrees, including with respect to the forgoing, any judicial and administrative actions and decrees, relating to health, safety and environmental matters as now exist and as may be enacted or amended after the date hereof. Such laws and regulations include, but are not limited to, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA"); the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq., as amended; the Clean Water Act 33 U.S.C. Section 1251 et seq., as amended; the Clean Air Act, 42

                                    U.S.C. Section 7401 et seq., as amended; the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., as amended; the Industrial Site Recovery Act, N.J.S.A. 13:1k-6 et seq., as amended; the Underground Storage of Hazardous Substances Act, N.J.S.A. 58:10A-21 et seq., as amended; the Toxic Catastrophe Prevention Act, N.J.S.A. 13:1K-19, et seq., as amended; the Worker and Community Right to Know Act, N.J.S.A. 34:5A-1, et seq., as amended; the Pollution Prevention Act, N.J.S.A. 13:D-35, et seq., as amended; the Solid Waste Management Act, N.J.S.A. 13:1E-1, et seq., as amended; the Solid Waste Utility Control Act, N.J.S.A. 48:13A-1, et seq., as amended; the Air Pollution Control Act, N.J.S.A. 26:2C-1, et seq., as amended; the Water Pollution Control Act, N.J.S.A. 58:10A-1, et seq., as amended; the Flood Hazard Control Act, N.J.S.A. 58:16A-50, et seq., as amended; the Freshwater Wetlands Protection Act, N.J.S.A. 12:3-1, et seq., as amended; the Noise Control Act, N.J.S.A. 13:IG-1, et seq., as amended; the Pesticide Control Act, N.J.S.A. 13:1F-1, et seq., as amended; federal, state and local environmental cleanup programs; federal, state and local environmental lien programs; Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., as amended ("OSHA"); and U.S. Department of Transportation regulations applicable to the transportation of Hazardous Substances.

                        (iii) The term "Environmental Liability" shall mean any and all liabilities, whether fixed, absolute, or contingent, arising under any applicable Environmental Law or arising under or in connection with any Environmental Permit or Environmental Condition; any and all claims of any nature whatsoever by a third party (including but not limited to governmental agencies) arising in any way under any applicable Environmental Law or arising under or in connection with any Environmental Permit or Environmental Condition, including but not limited to demands for environmental cleanup, investigation or corrective action; any and all Losses incurred or sustained as a result of alleged or actual violations of applicable Environmental Laws or Environmental Permits, any and all alleged or actual Environmental Conditions, any and all Releases, any and all Management, or any and all Responses.

                        (iv) The term "Environmental Permit" shall mean authorization by any governmental entity to conduct activities governed in whole or in part by one or more Environmental Laws.

                        (v) The term "Hazardous Substance" shall mean hazardous substances, hazardous wastes, hazardous waste constituents, hazardous by-products, hazardous materials, hazardous chemicals, extremely hazardous substances, pesticides, oil and other petroleum products and toxic substances, including, without limitation, asbestos and PCBs, as those terms are defined pursuant to or encompassed by any Environmental Law or by trade custom and usage.

                        (vi) The term "Lender" shall mean and include Lender and Lender's successors, assigns, parents, subsidiaries and affiliated companies, and legal representatives, including all other holders, from time to time, of the Note or any participation therein.

                        (vii) The terms "Loss" or "Losses" shall mean any and all costs, expenses and expenditures, including, without limitation, court costs and reasonable attorneys', experts' and consultants' fees and costs of litigation or any other losses whatsoever, including, without limitation, costs and expenses of investigation, cleanup, prevention of migration, monitoring, evaluating, assessment, removal or remediation of Hazardous Substances whether or not such costs or expenses are incurred in response to any governmental or third party action, claim or directive; damages; punitive damages actually awarded; obligations; deficiencies; liabilities, whether fixed, absolute, accrued, contingent or otherwise and whether direct, primary or secondary, known or unknown; claims; encumbrances; penalties; demands; assessments; and judgments.

                        (viii)      The terms "Manage", "Managed" or
                                    "Management" shall mean the generation,
                                    handling, manufacturing, processing,
                                    treatment, storing, use, reuse, refinement, recycling, reclaiming, blending, burning, recovery, incineration, accumulation, transportation, transfer, disposal, release or abandonment of any Hazardous Substances, by any person at any property (including but not limited to facilities or properties other than the Mortgaged Property, as applicable).

                        (ix) The terms "Release", "Released" or "Releases" shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Substances into the environment.

                        (x) The terms "Respond" or "Response" shall mean any action taken by any person, whether or not in response to a governmental or third party action, claim or directive, to correct, remove, remediate, clean up, prevent migration of, monitor, evaluate, investigate or assess, as appropriate, any Release of a Hazardous Substance, Environmental Condition, Management or actual or alleged violation of an Environmental Law or Environmental Permit.

                        (i) Any provisions of this Mortgage to the contrary
            notwithstanding, the representations, warranties, covenants, agreements and indemnification obligations contained in this Paragraph 3.23 shall survive the foreclosure of the lien of this Mortgage by Lender or a third party or the conveyance thereof by deed in lieu of foreclosure (and shall not be limited to the amount of any deficiency in any foreclosure sale of the Mortgaged Property), and all indicia of the termination of the relationship between Borrower and Lender, including, but not limited to, the repayment of all amounts due under the Loan Documents, the cancellation of the Note, and the release, cancellation or discharge of this Mortgage.

                        (j) Notwithstanding any other provisions hereof, the
            Borrower shall have no personal liability to the Lender in respect of Paragraph 3.23 of this Mortgage and the Lender's remedies hereunder shall be limited to the Security (as that term is defined in the Loan Agreement), except in the case of any claim arising out of fraud or intentional misrepresentation by the Borrower or either of its immediate predecessors in title to the Premises in connection with the execution and delivery of this Mortgage or any of the other Loan Documents.

                        (k) In the event that Lender or any of the other
            Indemnitees incurs any costs (including reasonable attorneys' fees, and expenses and court costs) or Losses to collect or enforce Borrower's obligations under this Paragraph 3.23, Borrower shall, upon demand by Lender or the other Indemnitees, immediately reimburse Lender or the other Indemnitees therefor, plus interest from the date so incurred until paid at the Default Interest Rate (as that term is defined in the Note), including, but not limited to, reasonable attorneys' fees and expenses and court costs incurred in any litigation, and bankruptcy and administrative proceedings, and appeals therefrom.

            3.24 ASSIGNMENT OF LEASES AND RENTS. Borrower hereby assigns to Lender directly and absolutely, and not merely collaterally, the interest of Borrower as landlord under the Ground Lease of the Premises, the Borrower's right, title and interest in and to the Guaranty, any and all subleases of the Premises, or any part thereof, and the rents payable under the Ground Lease and any and all other leases and subleases of the Premises, or any portion thereof, or any installments of money payable pursuant to any agreement or any sale of the Premises or any part thereof, including but not limited to proceeds of the purchase option granted under the Ground Lease, subject only to a license, if any, granted by Lender to Borrower with respect thereto prior to the occurrence of a Default. Borrower has executed and delivered an Assignment of Leases and Rents which grants to Lender specific rights and remedies in respect of the Ground Lease and such other leases and governs the collection of rents thereunder and from the use of the Premises, and such rights and remedies so granted shall be cumulative of those granted herein.

            The collection of such rents and the application thereof as aforesaid shall not cure or waive any Default or notice of default hereunder or invalidate any act done pursuant to such notice, except to the extent any such Default is fully cured. Failure or discontinuance of Lender at any time, or from time to time, to collect any such moneys shall not impair in any manner the subsequent enforcement by Lender of the right, power and authority herein conferred on Lender. Nothing contained herein, including the exercise of any right, power or authority herein granted to Lender, shall be, or be construed to be, an affirmation by Lender of any tenancy, lease or option, or an assumption of liability under, or the subordination of the lien or charge of this Mortgage to any such tenancy, lease or option. Borrower hereby agrees that, in the event Lender exercises its rights as provided for in this Paragraph 3.24 or in the Assignment of Leases and Rents, Borrower waives any right to compensation for the use of

Borrower's furniture, furnishings or equipment in the Premises for the period such assignment of rents or receivership is in effect, it being understood that the rents derived from the use of any such items shall be applied to Borrower's obligations hereunder as provided herein.

            Nothing herein contained shall be construed as making or constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Premises by Lender pursuant to the provisions set forth herein or in the Assignment of Leases and Rents. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

            3.25 SECURITY AGREEMENT. (a) This Mortgage shall be deemed a "Security Agreement" as defined in the New Jersey Uniform Commercial Code (the "NJUCC"), and creates a security interest in favor of Lender in all property now or hereafter owned by Borrower including, without limitation, all personal property, fixtures and goods affecting property either referred to or described herein or in any way connected with the use or enjoyment of the Mortgaged Property to the extent that under applicable law the same would be governed by the NJUCC (collectively, the "UCC Collateral"). The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law or, as to such part of the security which is also reflected in any Financing Statement filed to perfect the security interest herein created, by the specific statutory consequences now or hereinafter enacted and specified in the NJUCC, all at Lender's sole election. Borrower and Lender agree that the filing of such a Financing Statement in the records normally having to do with personal property shall not be construed as in any way derogating from or impairing the intention of the parties hereto that everything used in connection with the production of income from the Premises or adapted for use therein or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether
(i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Lender, or (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time. Similarly, the mention in any such Financing Statement of (A) the rights in or the proceeds of any fire or hazard insurance policy, or (B) any award in eminent domain proceedings for a taking or for loss of value, or (C) Borrower's interest as lessor in any present or future lease or rights to income growing out of the use or occupancy of the Mortgaged Property whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of Lender under this Mortgage or impugning the priority of the Lender's lien granted hereby or by any other recorded document, but such mention in the Financing Statement is declared to be for the protection of the Lender in the event any court or judge shall at any time hold with respect to (A), (B) and (C) that notice of Lender's priority of interest to be effective against a particular class of persons, including, but not limited to, the Federal Government and any subdivisions or entity of the Federal Government, must be filed in the NJUCC records or elsewhere

            (b) Borrower hereby authorizes Lender to file one or more Financing Statements

(and any continuations thereof) as Lender deems appropriate and at Buyer's cost and expense in order to perfect the security interest created herein. Borrower shall execute, acknowledge and deliver to Lender, within ten (10) days after request by Lender, any and all security agreements, financing statements and any other similar security instruments reasonably required by Lender, in form and of content reasonably satisfactory to Lender, covering all property of any kind whatsoever owned by Borrower that, in the reasonable opinion of Lender, is essential to the operation of the Mortgaged Property and concerning which there may be any doubt whether title thereto has been conveyed, or a security interest therein perfected, by this Mortgage under the laws of the state in which the Premises are located. Borrower shall further execute, acknowledge and deliver any financing statement, affidavit, continuation statement, certificate or other document as Lender may request in order to perfect, preserve, maintain, continue and extend such security instruments. Borrower further agrees to pay to Lender all fees, costs and expenses (including, without limitation, all reasonable attorneys' fees and expenses and court costs) incurred by Lender in connection with the preparation, execution, recording, filing and refiling of any such document.

            3.26 FIXTURE FINANCING STATEMENT. From the date of its recording, this Mortgage shall be effective as a fixture financing statement with respect to all goods constituting part of the Mortgaged Property which are or are to become fixtures related to the real estate described herein. For this purpose, the following information is set forth:

                       (a)   Name and Address of Debtor:

                             ALX of Paramus LLC
                             210 Route 4 East
                             Paramus, New Jersey 07652

                       (b)   Name and Address of Secured Party:

                             Svenska Handelsbanken AB (publ)
                             153 East 53rd Street, 37th Floor
                             New York, New York  10022

                       (c) This document covers goods which are or are to become fixtures.

            3.27 INTEREST LAWS. It being the intention of Lender and Borrower, for the purposes of this Paragraph 3.27 to comply with the laws of the State of New Jersey, it is agreed that notwithstanding any provision to the contrary in the Note, this Mortgage or any of the other Loan Documents, no such provision shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by the Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in the Note, this Mortgage or any of the other Loan Documents, then in such event: (a) the provisions of this Paragraph 3.27 shall govern and control; (b) neither Borrower nor any other party obligated under the terms of the Note or any of the other Loan Documents shall be obligated to pay any Excess Interest; (c) any Excess Interest that Lender may have received hereunder shall, at the option of Lender, be (i) applied as a credit against the then unpaid principal balance under the Note, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing; (d) the Interest Rate (as that term is defined in the Note) shall be subject to automatic reduction to the maximum lawful contract rate allowed under the applicable usury laws of the State of New Jersey, and the Note, this Mortgage and the other Loan Documents shall be deemed to be automatically reformed and modified to reflect such reduction in the Interest Rate; and (e) neither Borrower nor any other party obligated under the terms of the Note or any of the other Loan Documents shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.

                                       IV

                              DEFAULTS AND REMEDIES

            4.01 EVENTS CONSTITUTING DEFAULTS. Each of the following events shall constitute a default (a "Default") under this Mortgage:

                        (a) Failure of Borrower to make payment (i) with respect
            to interest or principal due under the Note within five (5) days of the due date thereof, or (ii) with respect to any other amount Borrower is obliged to pay under the Loan Agreement within ten (10) days after a request for payment therefor by the Bank;

                        (b) Failure of Borrower to comply with any of the
            requirements of Paragraph 3.09;

                        (c) Failure of Borrower to perform or observe any other
            covenant, warranty or other provision contained in this Mortgage and not otherwise covered in any of the other provisions of this Paragraph 4.01; provided, if such default is capable of being cured, Borrower shall have a period of thirty (30) days after the date on which notice of the nature of such failure is given by Lender to Borrower to cure such default; and, if such default is by its nature capable of being cured but cannot be cured within said thirty (30) day period and Borrower diligently commences and prosecutes such cure during said thirty (30) day period no Default shall occur so long as Borrower diligently and continuously prosecutes such cure to completion;

                        (d) The occurrence of any Event of Default (as such term
            is defined in the Loan Agreement), or any default or event of default under the terms of any of the other Loan Documents after the expiration of the applicable notice and grace period, if any; or

                        (e) Termination of the Ground Lease, the occurrence of
            an Event of Default (as such term is defined in the Ground Lease) or the assignment of the Ground Lease to any party not acceptable to the Lender acting in its sole discretion, or if the Ground Lessee or other entity related to the Ground Lessee acceptable to the Lender is not the lessee in occupancy under the Ground Lease of the portion of the Mortgaged Property identified on Exhibit H to the Loan Agreement to be occupied by the Ground Lessee.

            4.02 ACCELERATION OF MATURITY. Upon the occurrence of any Default, at the election of Lender, the entire principal balance then outstanding under the Note, together with all unpaid interest accrued thereon and all other sums due from Borrower thereunder, under this Mortgage or any other Loan Document shall become immediately due and payable with interest thereon at the Default Interest Rate.

            4.03 FORECLOSURE OF MORTGAGE; DEED IN LIEU OF FORECLOSURE. Upon the occurrence of any Default, or at any time thereafter, Lender may, at its option, proceed to foreclose the lien of this Mortgage by judicial proceedings in accordance with the laws of the state in which the Premises are located and/or to require Borrower to prepare, execute and deliver to Lender promptly after Lender's written demand therefor, a deed in lieu of foreclosure in recordable form in which Lender (or at Lender's option, Lender's designee) shall be the grantee, conveying all of Borrower's right, title and interest in and to the Mortgaged Property to Lender, and to exercise any other remedies of Lender provided herein or in the other Loan Documents, or which Lender may have at law or in equity. Any failure by Lender to exercise any such option shall not constitute a waiver of its right to exercise the same at any other time. Borrower shall not be entitled to the payment of any compensation or other consideration from Lender for executing and delivering any such deed in lieu of foreclosure. Borrower shall be solely liable for the payment of any realty transfer fee due upon recording any such deed in lieu of foreclosure. The deed in lieu of foreclosure required herein (i) shall be subject only to the Permitted Encumbrances, any permitted subleases under the Ground Lease approved by Lender and which have received a non-disturbance agreement from Lender, and any permitted leasehold mortgages securing loans to any Sublessee under any such subleases which have received a recognition agreement from Lender; and (ii) shall contain at Lender's option a recital that the lien of this Mortgage is not intended by the grantor or grantee to merge in the fee simple title to the Mortgaged Property and that this Mortgage remains a valid and subsisting first lien against the fee simple title thereto.

            4.04 LENDER'S CONTINUING OPTIONS. The failure of Lender to declare a Default or exercise any one or more of its options to accelerate the maturity of the indebtedness secured hereby and to foreclose the lien hereof following any Default as aforesaid, or to exercise any other option granted to Lender hereunder in any one or more instances, or the acceptance by Lender of partial payments of such indebtedness, shall neither constitute a waiver of any such Default or of Lender's options hereunder nor establish, extend or affect any grace period for payments due under the Note, but such options shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Lender, may, at Lender's option, be rescinded by written acknowledgment to that effect by Lender and shall not affect Lender's right to accelerate maturity upon or after any future Default.

            4.05 LITIGATION EXPENSES. In any proceeding to foreclose the lien of this Mortgage or to enforce or exercise any other remedy of Lender under the Note, this Mortgage, the other Loan Documents or in any other proceeding whatsoever in connection with the Mortgaged Property in which Lender is named as a party, including but not limited to the enforcement or exercise of any remedies after Lender accepts a deed in lieu of foreclosure or obtains a judgment of foreclosure, there shall be allowed and included, as additional indebtedness secured hereby in the judgment or decree resulting therefrom, all out-of-pocket and reasonable expenses paid or incurred in connection with the prosecution or defense of any such proceeding by or on behalf of Lender, including, without limitation, all reasonable attorneys' fees and expenses and court costs, appraiser's fees, outlays for documentary evidence and expert advice, stenographers' charges, publication costs, survey costs, and costs (which may be estimated as to items to be expended after entry of such judgment or decree) of procuring all abstracts of title, title searches and examinations, title insurance policies and any similar data and assurances with respect to title to the Premises as Lender may deem reasonably necessary, and any other reasonable expenses and expenditures which may be paid or incurred by or on behalf of Lender either to prosecute or defend in any such proceeding (without regard to whether any defense is asserted by Borrower, Ground Lessee, Guarantor, or any sublessee of the Premises and without regard to whether Lender is the prevailing party) or to evidence to bidders at any sale pursuant to any such judgment or decree the true condition of the title to or value of the Premises or the Mortgaged Property. All expenses of the foregoing nature, and such expenses as may be incurred in the protection of any of the Mortgaged Property and the maintenance of the lien of this Mortgage thereon, including, without limitation, all costs, fees and expenses of, and court costs incurred by, any attorney employed by Lender in any litigation affecting the Note, this Mortgage or any of the other Loan Documents, or any of the Mortgaged Property, or the Ground Lease or the Guaranty, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding in connection therewith, or any defense by Lender of any actions or claims attacking any liens granted to Lender under this Mortgage or any of the other Loan Documents, shall be immediately due and payable by Borrower, together with interest thereon at the Default Interest Rate until paid.

            4.06 PERFORMANCE BY LENDER. In the event of any Default, or in the event any action or proceeding is instituted which materially affects, or threatens to materially affect, Lender's interest in the Mortgaged Property, Lender may, but need not, make any payment or perform any act on Borrower's behalf in any form and manner deemed expedient by Lender, and Lender may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any; purchase, discharge, compromise or settle any tax lien or other prior or junior lien or title or claim thereof; redeem from any tax sale or forfeiture affecting the Mortgaged Property; or contest any tax or assessment thereon. All monies paid for any of the purposes authorized herein and all out-of-pocket expenses paid or incurred in connection therewith, including, without limitation, reasonable attorneys' fees and court costs, and any other monies advanced by Lender to protect the Mortgaged Property and the lien of this Mortgage, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable by Borrower to Lender without notice and with interest thereon at the Default Interest Rate from the date an advance is made to and including the date the same is paid. The action or inaction of Lender shall never be construed to be a waiver of any right accruing to Lender by reason of any default by Borrower. Lender shall not incur any personal liability because of anything it may do or omit to do hereunder, nor shall any acts of Lender act as a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Mortgage or to proceed to foreclose this Mortgage.

            4.07 RIGHT OF POSSESSION. In any case in which, under the provisions of this Mortgage, Lender has a right to institute foreclosure proceedings, whether or not the entire principal sum secured hereby becomes immediately due and payable as aforesaid, or whether before or after the institution of proceedings to foreclose the lien hereof or before or after sale thereunder, Borrower shall, forthwith upon demand of Lender, surrender to Lender, and Lender shall be entitled, subject to the rights of the Ground Lessee and Qualified Sublessees (as such term is defined in the Ground Lease) which have been recognized by Lender, to take actual possession of, the Mortgaged Property or any part thereof, personally or by its agent or attorneys, and Lender, in its discretion, may enter upon and take and maintain possession of all or any part of the Mortgaged Property, together with all documents, books, records, papers and accounts of Borrower or the then owner of the Mortgaged Property relating thereto, and may exclude Borrower, such owner and any agents and servants thereof wholly therefrom and may, as attorney-in-fact or agent of Borrower or such owner, or in its own name as Lender and under the powers herein granted:

                        (a) hold, operate, manage and control all or any part of
            the Mortgaged Property and conduct the business, if any, thereof, either personally or by its agents, with full power to use such measures, whether legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the rents, issues, deposits, profits and avails of the Mortgaged Property, including, without limitation, actions for recovery of rent, and actions in forcible detainer, all without notice to Borrower;

                        (b) cancel or terminate any lease or sublease of all or
            any part of the Mortgaged Property for any cause or on any ground that would entitle Borrower to cancel the same;

                        (c) elect to disaffirm any lease or sublease of all or
            any part of the Mortgaged Property made subsequent to this Mortgage or subordinated to the lien hereof;

                        (d) extend or modify any then existing leases and make
            new leases of all or any part of the Mortgaged Property, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Loan and the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Borrower, all persons whose interests in the Mortgaged Property are subject to the lien hereof and the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure judgment or issuance of any certificate of sale or deed to any such purchaser; and

                        (e) make all necessary or proper repairs, decorations,
            renewals, replacements, alterations, additions, betterments and improvements in connection with the Mortgaged Property as may seem judicious to Lender, to insure and reinsure the Mortgaged Property and all risks incidental to Lender's possession, operation and management thereof, and to receive all rents, issues, deposits, profits and avails therefrom.

Nothing herein contained shall be construed as constituting Lender as mortgagee in possession in the absence of the actual taking of possession of the Premises.

            4.08 PRIORITY OF PAYMENTS. Any rents, issues, deposits, profits and avails of the Property received by Lender after taking possession of all or any part of the Mortgaged Property, or pursuant to any assignment thereof to Lender under the provisions of this Mortgage and prior to any foreclosure sale or the execution and delivery to Lender of a deed in lieu of foreclosure for the Mortgaged Property in accordance with Paragraph 4.03, shall be applied in payment of or on account of the following, in such order as Lender or, in case of a receivership, as the court, may in its sole and absolute discretion determine:

                        (a) operating expenses of the Mortgaged Property
            (including, without limitation, reasonable compensation to Lender, any receiver of the Mortgaged Property, any agent or agents to whom management of the Mortgaged Property has been delegated, and also including lease commissions and other compensation for and expenses of seeking and procuring tenants and entering into leases, establishing claims for damages, if any, and paying premiums on insurance hereinabove authorized);

                        (b) taxes, assessments for municipal improvements, water
            and sewer charges now due or that may hereafter become due on the Mortgaged Property, or that may become a lien thereon prior to the lien of this Mortgage;

                        (c) any and all repairs, decorating, renewals,
            replacements, alterations, additions, betterments and improvements of the Mortgaged Property (including, without limitation, the cost, from time to time, of installing or replacing any personal property therein, and of placing the Mortgaged Property in such condition as will, in the judgment of Lender or any receiver thereof, make it readily rentable or saleable);

                        (d) any indebtedness secured by this Mortgage or any
            deficiency that may result from any foreclosure sale pursuant hereto; and

                        (e) any remaining funds to Borrower or its successors or
            assigns, as their interests and rights may appear.

Any rents, issues, deposits, profits and avails of the Property received by Lender after any foreclosure sale or the execution and delivery to Lender of a deed in lieu of foreclosure for the Mortgaged Property in accordance with Paragraph 4.03, shall belong to Lender (or the purchaser at such foreclosure sale or the grantee in the deed in lieu of foreclosure, as the case may be) and Borrower shall have no claim or interest thereto.

            4.09 APPOINTMENT OF RECEIVER. Upon the occurrence of any Default, or at any time thereafter, Lender may, at its option, apply to a court of competent jurisdiction for the appointment of a receiver of the Mortgaged Property. Such appointment may be made either before or after sale, without notice; without regard to the solvency or insolvency, at the time of application for such receiver, of the person or persons, if any, liable for the payment of the indebtedness secured hereby; without regard to the value of the Mortgaged Property at such time; without bond being required of the applicant; and Lender hereunder or any employee or agent thereof may be appointed as such receiver. Such receiver shall have all powers and duties customarily granted to court-appointed receivers, including the power to take possession, control and care of the Mortgaged Property and to collect all rents, issues, deposits, profits and avails thereof and apply all funds received toward the indebtedness secured by this Mortgage, and in the event of a foreclosure sale and a deficiency where Borrower has not waived its statutory rights of redemption, during the full statutory period of redemption, as well as during any further times when Borrower or its devisees, legatees, administrators, legal representatives, successors or assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues, deposits, profits and avails, and shall have all other powers that may be necessary or useful in such cases for the protection, possession, control, management and operation of the Mortgaged Property during the whole of any such period. To the extent permitted by law, such receiver may extend or modify any then existing leases and make new leases of the Mortgaged Property or any part thereof, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Loan, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Borrower and all persons whose interests in the Mortgaged Property are subject to the lien hereof, and upon the purchaser or purchasers at any such foreclosure sale, notwithstanding any redemption from sale, discharge of indebtedness, satisfaction of foreclosure judgment or issuance of a deed to any purchaser.

            4.10 FORECLOSURE SALE. In the event of any foreclosure sale of the Mortgaged Property, the same may be sold in one or more parcels. Lender may be the purchaser at any foreclosure sale of the Mortgaged Property or any part thereof.

            4.11 APPLICATION OF PROCEEDS. The proceeds of any foreclosure sale of the Mortgaged Property, or any part thereof, shall be distributed and applied in the following order of priority: (a) on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in Paragraphs 4.05 and 4.06 hereof; (b) all other items that, under the terms of this Mortgage, constitute secured indebtedness additional to that evidenced by the Note, with interest thereon at the Default Interest Rate; (c) all principal and interest, together with any prepayment charge, if any, remaining unpaid under the Note, in the order of priority specified by Lender in its sole and absolute discretion; and (d) the balance, if any, to Borrower or its successors or assigns, as their interests and rights may appear.

            4.12 APPLICATION OF DEPOSITS. In the event of any Default, Lender may, at its option, without being required to do so, apply any monies or securities that constitute deposits made to or held by Lender or any depositary pursuant to any of the provisions of this Mortgage toward payment of any of Borrower's obligations under the Note, this Mortgage or any of the other Loan Documents in such order and manner as Lender may elect in its sole and absolute discretion. When the indebtedness secured hereby has been fully paid, any remaining deposits shall be paid to Borrower or to the then owner or owners of the Mortgaged Property. Such deposits are hereby pledged as additional security for the prompt payment of the indebtedness evidenced by the Note and any other indebtedness secured hereby and shall be held to be applied irrevocably by such depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Borrower.

            4.13 INDEMNIFICATION. Borrower shall indemnify and hold harmless Lender and any and all current, future or former officers, directors, employees, representatives and agents of Lender, and each of their respective successors and assigns, from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees, expenses and court costs, but not including internal costs of staffing or administration of Lender) incurred by or asserted against Lender by reason of (a) the ownership of the Mortgaged Property or any interest therein or receipt of any rents, issues, proceeds or profits therefrom; (b) any accident, injury to or death of persons, or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent parking areas or streets; (c) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent parking areas or streets; (d) any failure on the part of Borrower to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; or
(f) any defense by Lender of any actions or claims (i) attacking any lien rights of Lender, or (ii) challenging foreclosure of the lien of this Mortgage or any security interests granted herein, by Borrower, Ground Lessee, Guarantor, or any other party (without regard to whether Lender is the prevailing party); (g) the exercise of any remedies by Lender under any of the Loan Documents, including but not limited to the exercise of any remedies after Lender accepts a deed in lieu of foreclosure or obtains a judgment of foreclosure; and (h) any realty transfer fee due upon the recording of any deed in lieu of foreclosure or any Sheriff's deed delivered in connection with any foreclosure of this Mortgage. Any amounts owed to Lender by reason of this Paragraph 4.13 shall constitute additional indebtedness which is secured by this Mortgage and shall become immediately due and payable upon demand therefor, and shall bear interest at the Default Interest Rate from the date such loss or damage is sustained by Lender until paid. The obligations of Borrower under this Paragraph 4.13 shall survive any termination, discharge, cancellation or satisfaction of this Mortgage, the delivery to Lender of any deed in lieu of foreclosure and the entry of any judgment of foreclosure.

            4.14 WAIVER OF RIGHT OF REDEMPTION AND OTHER RIGHTS. To the full extent permitted by law, Borrower agrees that it will not at any time or in any manner whatsoever take any advantage of any stay, exemption or extension law or any so-called "Moratorium Law" now or at any time hereafter in force, nor take any advantage of any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property, or any part thereof, prior to any sale thereof to be made pursuant to any provisions herein contained, or to any decree, judgment or order of any court of competent jurisdiction; or after such sale claim or exercise any rights under any statute now or hereafter in force to redeem the property so sold, or any part thereof, or relating to the marshalling thereof, upon foreclosure sale or other enforcement hereof. To the full extent permitted by law, Borrower hereby expressly waives any and all rights it may have to require that the Premises be sold as separate tracts or units in the event of foreclosure. To the full extent permitted by law, Borrower hereby expressly waives any and all rights of redemption on its own behalf, on behalf of all persons claiming or having an interest (direct or indirect) by, through or under Borrower and on behalf of each and every person acquiring any interest in or title to the Premises subsequent to the date hereof, it being the intent hereof that any and all such rights of redemption of Borrower and such other persons, are and shall be deemed to be hereby waived to the full extent permitted by applicable law. To the full extent permitted by law, Borrower agrees that it will not, by invoking or utilizing any applicable law or laws or otherwise, hinder, delay or impede the exercise of any right, power or remedy herein or otherwise granted or delegated to Lender, but will permit the exercise of every such right, power and remedy as though no such law or laws have been or will have been made or enacted. To the full extent permitted by law, Borrower hereby agrees that no action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and valid in an action at law upon the Note.

                                        V

                                  MISCELLANEOUS

            5.01 NOTICES. Any notice that Lender or Borrower may desire or be required to give to the other hereunder shall be in writing and shall be personally delivered, transmitted by postage prepaid registered or certified mail, or by facsimile, to the parties as follows:

              To Borrower:            ALX of Paramus LLC
                                      c/o Alexander's Inc.
                                      210 Route 4 East
                                      Paramus, New Jersey 07652
                                      Attention: Chief Financial Officer
                                      Facsimile No. 201-587-6210

                                      ALX of Paramus, LLC
                                      c/o Alexander's Inc.
                                      210 Route 4 East
                                      Paramus, New Jersey 07652
                                      Attention: Vice President - Real Estate
                                      Facsimile No. 201-587-6207

              with a copy (for
              information
              purposes only) to:      Winston & Strawn
                                      200 Park Avenue
                                      New York, New York 10166-4193
                                      Attention: Neil Underberg, Esq.
                                      Facsimile No.: 212-294-4700

              To Lender:              Svenska Handelsbanken AB (publ)
                                      153 East 53rd Street, 37th Floor
                                      New York New York   10022
                                      Attention: Corporate Banking Department
                                      Facsimile No.: (212) 326-5110

              with a copy to:         Sussman Sollis Ebin Tweedy
                                      & Wood, LLP

                                      767 Fifth Avenue, 8th Floor
                                      New York, New York  10153-0898
                                      Attention:  Robert F. Ebin, Esq.
                                      Facsimile No.: (212) 688-8386

Copies of such notices, for informational purposes only, shall be transmitted by mail to counsel to the parties, as the parties may from time to time designate. All notices and other communications shall be deemed to have been duly given on the date of receipt if delivered personally, on the date five (5) days after posting if transmitted by mail, or in the case of facsimile at the time sent, provided that any notice to be given to the Lender shall be effective only when actually received by the Lender. Either party may change its address for purposes hereof by notice to the other. Except as otherwise specifically required herein, notice of the exercise of any right or option granted to Lender by this Mortgage is not required to be given.

            5.02 TIME OF ESSENCE. It is specifically agreed that time is of the essence of this Mortgage with respect to payments required hereunder.

            5.03 COVENANTS RUN WITH LAND. All of the covenants of this Mortgage shall run with the land constituting the Premises.

            5.04 GOVERNING LAW; LITIGATION. Except as otherwise specifically provided herein, the place of the location of the Mortgaged Property being the State of New Jersey, this Mortgage shall be construed and enforced according to the laws of that State. To the extent that this Mortgage may operate as a security agreement under the Uniform Commercial Code, Lender shall have all rights and remedies conferred therein for the benefit of a secured party, as such term is defined therein. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS MORTGAGE SHALL BE TRIED AND DETERMINED EITHER IN THE STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF BERGEN, STATE OF NEW JERSEY, OR, AT THE SOLE OPTION OF LENDER, IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK OR IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH 5.04. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN THIS MORTGAGE AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

            5.05 RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies set forth in this

Mortgage are cumulative, and the holder of the Note and of every other obligation secured hereby may recover judgment hereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby.

            5.06 SEVERABILITY. If any provision of this Mortgage or any paragraph, sentence, clause, phrase or word, or the application thereof, is held invalid in any circumstance, the validity of the remainder of this Mortgage shall be construed as if such invalid part were never included herein.

            5.07 NON-WAIVER. Unless expressly provided in this Mortgage to the contrary, no consent or waiver, whether express or implied, by any interested party referred to herein to or of any breach or default by any other interested party referred to herein regarding the performance by such party of any obligations contained herein shall be deemed a consent to or waiver of the party of any obligations contained herein or shall be deemed a consent to or waiver of the performance by such party of any other obligations hereunder or the performance by any other interested party referred to herein of the same, or of any other, obligations hereunder.

            5.08 HEADINGS. The headings of sections and paragraphs in this Mortgage are for convenience or reference only and shall not be construed in any way to limit or define the content, scope or intent of the provisions hereof.

            5.09 GRAMMAR. As used in this Mortgage, the singular shall include the plural, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires. Whenever the words "including", "include" or includes" are used in this Mortgage, they should be interpreted in a non-exclusive manner as though the words ", without limitation," immediately followed the same.

            5.10 SUCCESSORS AND ASSIGNS. This Mortgage and all provisions hereof shall inure to the benefit of Lender and shall be binding upon Borrower, its permitted successors, permitted assigns, and all other persons or entities claiming under or through Borrower. The word "Borrower," when used herein, shall include all such persons and entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Mortgage. The word "Lender," when used herein, shall include Lender's successors, assigns and legal representatives, including all other holders, from time to time, of the Note.

            5.11 NO JOINT VENTURE. Borrower and Lender acknowledge and agree that under no circumstances shall Lender be deemed to be a partner or joint venturer with Borrower or any beneficiary of Borrower, including, without limitation, by virtue of its becoming a mortgagee in possession or exercising any of its rights pursuant to this Mortgage or pursuant to any of the other Loan Documents, or otherwise.

            5.12 ADDITIONAL FEES.

                        (a) Borrower agrees to pay on demand all of the
            out-of-pocket costs and
            expenses of Lender (including, without limitation, the reasonable fees and out-of-pocket expenses of Lender's counsel) in connection with the preparation, negotiation, execution and delivery of the Note, this Mortgage, any of the other Loan Documents and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including, without limitation, all amendments, supplements and waivers executed and delivered pursuant hereto or in connection herewith).

                        (b) The reasonable costs and expenses which Lender
            incurs in any manner or way with respect to the following shall be part of the indebtedness secured hereby, payable by Borrower on demand, if at any time after the date of this Mortgage, Lender: (i) employs counsel for advice or other representation (A) with respect to the amendment or enforcement of the Note, this Mortgage or any of the other Loan Documents, (B) to represent Lender in any work-out or any type of restructuring of the Loan, or any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by the Lender, Borrower or any other person or entity) in any way or respect relating to the Note, this Mortgage, any of the other Loan Documents, Borrower's affairs or the realization on any collateral securing the indebtedness secured hereby (whether prior to or after entry of a judgment of foreclosure), or (C) to enforce any of the rights of Lender with respect to Borrower; and/or (ii) seeks to enforce or enforces any of the rights and remedies of Lender with respect to Borrower. Without limiting the generality of the foregoing, such expenses, costs, charges and fees include: reasonable fees, costs and expenses of attorneys, outside accountants and consultants; court costs and expenses; court reporter fees, costs and expenses; long distance telephone charges of counsel or such professionals; telegram and telecopier charges; and expenses for travel, lodging and food as to such counsel or professionals.

            5.13 LOAN PROCEEDS. The proceeds of the Loan are to be disbursed by Lender to Borrower in accordance with the provisions contained in the Note. All advances and indebtedness arising and accruing under the Note from time to time shall be secured hereby to the same extent as though the Note were fully incorporated in this Mortgage, and the occurrence of any event of default under the Note shall constitute a default under this Mortgage entitling Lender to all of the rights and remedies conferred upon Lender by the terms of this Mortgage or by law, as in the case of any other default.

            5.14 RECAPTURE. To the extent Lender receives any payment by or on behalf of Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower or its respective estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the indebtedness hereby secured as of the date such initial payment, reduction or satisfaction occurred.

            5.15 NO LIEN MANAGEMENT AGREEMENTS To the full extent permitted by law, Borrower shall include a "no lien" provision in any property management agreement hereafter entered into by Borrower with a property manager for the Mortgaged Property, whereby the property manager waives and releases any and all lien rights that the property manager, or anyone claiming through or under the property manager, may have pursuant to the Construction Lien Law, N.J.S.A. 2A:44A-1 et seq. or otherwise. Such property management agreement containing such "no lien" provision or a short form thereof shall, at Lender's request, be recorded with the Recorder of Deeds of Bergen County, New Jersey, as appropriate.

            5.16 DEED IN TRUST. If title to the Mortgaged Property or any part thereof is now or hereafter becomes vested in a trustee, any prohibition or restriction contained herein against the creation of any lien on the Mortgaged Property shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest of such trust.

            5.17 COLLATERAL PROTECTION ACT. Unless Borrower provides Lender with evidence of the insurance required by this Mortgage or any other Loan Document, Lender may purchase insurance at Borrower's expense to protect Lender's interest in the Mortgaged Property or any other collateral for the indebtedness secured hereby. This insurance may, but need not, protect Borrower's interests. The coverage Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the Mortgaged Property or any other collateral for the indebtedness secured hereby. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required under by this Mortgage or any other Loan Document. If Lender purchases insurance for the Mortgaged Property or any other collateral for the indebtedness secured hereby, Borrower shall be responsible for the costs of that insurance, including interest in any other charges that Lender may lawfully impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the indebtedness secured hereby. The costs of the insurance may be more than the cost of insurance that Borrower may be able to obtain on its own.

            5.18 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of this Mortgage and the Note shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which the Borrower may have against any assignor of this Mortgage and the Note, and no such offset, counterclaim or defense shall be interposed or asserted by the Borrower in any action or proceeding brought by any such assignee upon this Mortgage or the Note and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by the Borrower.

            5.19 PERFORMANCE OF OTHER AGREEMENTS. The Borrower shall observe and perform each and every term to be observed or performed by the Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

            5.20 NO CREDITS. Borrower will not claim or demand or be entitled to receive any credit or credits on the principal indebtedness to secure payment thereon, for so much of the taxes assessed against the Mortgaged Property as is equal to the tax rate applied to the principal indebtedness due on this Mortgage or any part thereof and no deduction shall be claimed from the taxable value of the Mortgaged Property by reason of this Mortgage.

            5.21 EXCULPATION. Notwithstanding anything to the contrary contained in the Loan Documents (as hereinafter defined), the liability and obligation of the Borrower to perform and observe and make good the obligations contained in the Loan Documents and to pay the Loan in accordance with the provisions of the Note and this Mortgage shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against the Borrower or against any past, present or future member, partner, officer, director or shareholder of the Borrower, as applicable, and the Lender for itself and its successors and assigns irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against the Borrower or against any past, present or future member, partner, officer, director or shareholder of the Borrower, as applicable, under or by reason of or in connection with the Loan Documents and agrees to look solely to the security and collateral held under or in connection with the Loan Documents for the enforcement of such liability and obligation of the Borrower. Nothing contained in this Paragraph 5.21 shall be construed (i) as preventing the Lender from naming the Borrower or any past, present or future member, partner, officer, director or shareholder of the Borrower, as applicable, in any action or proceeding brought by the Lender to enforce and to realize upon the security and collateral provided under or in connection with the Loan Documents so long as no judgment, order, decree or other relief in the nature of a personal or deficiency judgment or otherwise establishing any personal obligation shall be asked for, taken, entered or enforced against the Borrower or against any past, present or future member, partner, officer, director or shareholder of the Borrower, as applicable, in any such action or proceeding, or (ii) as modifying, qualifying or affecting in any manner whatsoever the lien and security interests created by this Mortgage and the other Loan Documents or the enforcement thereof by the Lender, or (iii) as modifying, qualifying or affecting in any manner whatsoever the personal recourse undertakings, obligations and liabilities of the Borrower under Paragraph 3.23 of this Mortgage entitled "Hazardous Waste," or (iv) as modifying, qualifying or affecting in any manner whatsoever the personal recourse undertakings, obligations and liabilities of Borrower under the Environmental Indemnity Agreement of even date herewith made by Borrower for the benefit of Lender, or (v) as modifying, qualifying or affecting in any manner whatsoever the personal recourse liability of the Borrower for any claim arising out of any of the following actions of the Borrower: (a) fraud or intentional misrepresentation by the Borrower or any of its Affiliates (as such term is defined in the Loan Agreement) in connection with the execution and delivery of the Note or other Loan Documents, (b) misapplication of security deposits under the Ground Lease, (c) collection of Rents (as such term is defined in the Assignment of Leases and Rents) under the Ground Lease more than one month in advance, (d) misapplication of casualty insurance proceeds or condemnation awards or Purchase Option sale proceeds under the Ground Lease, or
(e) for any breach of Sections 5.10 or 6.11 of the Loan Agreement.

            5.22 GROUND LEASE. This Mortgage is prior and superior to the Ground Lease, and, in respect thereof, the Borrower hereby warrants, represents and covenants with the Lender that:

            (a) the Ground Lease is valid, enforceable against Borrower in accordance with its terms and is in full force and effect on the date hereof; no Event of Default (as such term is defined in the Ground Lease) has occurred and no event has occurred which with the giving of notice or passage of time or both would constitute such an Event of Default;

            (b) the Borrower shall not (i) enter into any agreement with the Ground Lessee to amend, modify, renew, or in any manner change the terms of the Ground Lease or the rent thereunder, either orally or in writing and whether or not permitted to do so by the terms of the Ground Lease, without the prior written consent of the Lender which consent may be withheld in the Lender's sole and absolute discretion; or (ii) enter into any agreement with the Guarantor to amend, modify, renew, or in any manner change the terms of the Guaranty either orally or in writing and whether or not permitted to do so by the terms of the Guaranty, without the prior written consent of the Lender which consent may be withheld in the Lender's sole and absolute discretion;

            (c) the occurrence of any Event of Default (as defined in the Ground Lease) under the Ground Lease shall ipso facto constitute a Default under this Mortgage;

            (d) the Borrower shall (i) promptly notify the Lender in writing of the occurrence of any default or Event of Default known to the Borrower under the Ground Lease or any instrument or agreement related thereto including but not limited to the Guaranty, (ii) promptly notify the Lender of receipt by the Borrower of any notice noting or claiming the occurrence of any default or Event of Default under the Ground Lease or any instrument or agreement relating thereto including but not limited to the Guaranty, and (iii) promptly cause a copy of each such notice received by the Borrower to be delivered to the Lender;

            (e) the Borrower shall furnish to the Lender ten (10) days after the mailing by the Lender of a written request therefor, but not more than four (4) times per year, proof reasonably satisfactory to the Lender of payment of all items which are required to be paid by the Ground Lessee or the Borrower under the Ground Lease or any instrument or agreement related thereto;

            (f) the Lender shall have the right, at its option, to perform the obligations of the Borrower under the Ground Lease without the Lender waiving any other of its rights under this Mortgage. Should the Lender exercise its right hereunder to cure a default under the Ground Lease, the Borrower shall reimburse the Lender for any expenses the Lender shall have incurred pursuant to the provisions of this Paragraph 5.22, and any such expenditures shall become a lien upon the Mortgaged Property and shall together with interest at the Default Interest Rate be secured by this Mortgage. The Borrower shall take all reasonable steps to insure the Lender will have a reasonable opportunity at Lender's option, in its sole and absolute discretion, to cure any or all defaults under the Ground Lease;

            (g) the Borrower shall not agree, or consent, to any assignment of the Ground Lease by the Ground Lessee whether or not permitted to do so by the terms of the Ground Lease, without the prior written consent of the Lender, including but not limited to agreeing or consenting to any leasehold mortgage made by Ground Lessee of its right, title and interest in and to the Premises under the Ground Lease and the leasehold estate created thereby. Lender will grant its consent to a leasehold mortgage given to secure a loan to Ground Lessee the proceeds of which are used by Ground Lessee to construct the initial improvements on the Premises provided, however, (i) no Default has occurred and is continuing; (ii) no Event of Default has occurred under the Ground Lease and is continuing; (iii) no event has occurred which with the giving of notice or passage of time or both would constitute a Default under this Mortgage or an Event of Default under the Ground Lease; (iv) such leasehold mortgage is fully subordinate to this Mortgage; (v) the holder of such leasehold mortgage is and remains an entity which is a member of the IKEA Group of companies; (vi) such leasehold mortgage provides expressly that neither such leasehold mortgage nor any participation in such leasehold mortgage may be sold, assigned, collateralized or securitized; and (vii) such leasehold mortgage may not be recorded until all improvements, the cost which are funded by the proceeds of such loan, have been fully completed and the Ground Lessee shall have taken possession and commenced operation of such improvements pursuant to the Ground Lease;

            (h) Except for this Mortgage, the Ground Lease and the Assignment of Leases and Rents, the Borrower shall not permit the Mortgaged Property, including but not limited to the Ground Lease or the rents payable thereunder, to be subject to any liens, charges, encumbrances or other security interests, without the prior written consent of the Bank; provided, however, that the foregoing restrictions shall not apply to (i) liens for taxes, assessments or other governmental charges or levies if the same shall not at the time be delinquent; (ii) liens arising out of pledges or deposits under workers' compensation laws, unemployment insurance, old age pensions, or social security or retirement benefits or similar legislation; (iii) liens of contractors, mechanics, materialmen, carriers, landlords and other similar common law or statutory liens arising in the ordinary course of business;(iv) a mortgage to finance Ground Lessee's construction of improvements as described in Paragraph 5.22(g); and (v) sublease financing consented to by the Lender;

            (i) The Borrower shall not agree or consent to any sublease of the Ground Lease, or to any amendment, modification, renewal or any other change in any sublease or the rent thereunder, either orally or in writing, and whether or not permitted to do so by the terms of the Ground Lease, without the prior written consent of the Lender. The Lender will not unreasonably withhold its consent to subleases of the Mortgaged Property at fair market rents which meet the criteria for subleases set forth in the Ground Lease, and, if such consent is given, will grant sublessees recognition and non-disturbance and permit sublessee leasehold financing and recording of a mortgage securing such subleasehold financing; provided, however, that the Ground Lessee shall have furnished the Lender with (i) reasonably detailed information regarding the proposed sublessee, (ii) a term sheet which details the principal terms for the proposed sublease, (iii) financial statements for the proposed sublessee, (iv) the location of any sublease improvements on the Property to the extent the same differs from the proposed sublessee location plan attached to the Loan Agreement as Exhibit H (the "Location Plan"), and (v) the form of the proposed sublease, and provided, further, that if the subleases meet the requirements in this Paragraph 5.22(i) subparagraphs (i) through (v), then the only grounds for withholding consent by the Lender to any such sublease shall be a lack of long-term financial viability of the proposed sublessee or a proposed use of the Mortgaged Property by the sublessee which is environmentally sensitive. The Lender's prior written consent shall also be required as to the location of any improvements on the Mortgaged Property by a sublessee to the extent the same differs from the Location Plan and the Lender shall not be required to consent to more than the number of subleases of the Mortgaged Property shown on the Location Plan in effect at any one time. This provision is a material inducement for the Lender extending the Loan to the Borrower;

            (j) The Borrower shall not agree or consent to any cancellation, termination or surrender by Ground Lessee of the Ground Lease, without the Lender's prior written consent, which consent may be withheld in Lender's sole and absolute discretion; and

            (k) The Ground Lease and the Guaranty shall provide that the Ground Lessee and the Guarantor shall be liable to Borrower and Lender for all costs, fees and expenses of, and court costs incurred by, any attorney employed by Lender in any litigation affecting the Note, this Mortgage or any of the other Loan Documents, or any of the Mortgaged Property, or the Ground Lease or the Guaranty, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding in connection therewith, or any defense by Lender of any actions or claims attacking any liens granted to Lender under this Mortgage or any of the other Loan Documents (without regard to whether Lender is the prevailing party), and arising or resulting from any claim or defense asserted by Ground Lessee and/or Guarantor.

            5.23 NO CHANGE ETC. Neither this Mortgage nor any provision hereof may be changed, waived, discharged or terminated, except by an instrument in writing, signed by Lender and Borrower.

            5.24 MODIFICATIONS; PRIORITY. Borrower and Lender may agree to change the interest rate, Maturity Date, or other term or terms of this Mortgage, or any of the documents referred to therein, or of the indebtedness secured hereby. Any such agreement shall be in writing and duly executed by both Borrower and Lender. In the event that any such agreement shall occur, it shall, to the extent permitted by law, be deemed a "modification" as defined in N.J.S.A. 46:9-8.1 ET SEQ., and this Mortgage shall be subject to, and Lender shall be the beneficiary of, the mortgage lien priority provisions of N.J.S.A. 46:9-8.2. Further, all advances made under the Loan Documents, whether or not entitled to priority under N.J.S.A. 46:9-8.2, shall be deemed to be obligatory advances when made, shall be secured hereby, and shall, to the maximum extent possible under the law, relate back as to lien priority to the date when this Mortgage was left for recording with the Bergen County Recorder of Deeds. By placing or accepting any lien or encumbrance against any or all of the Premises, the holder thereof shall be deemed to have agreed to the maximum extent possible under the law that its lien or encumbrance shall be subject and subordinate in lien priority to this Mortgage and to any subsequent advances made under the Loan Documents, to all accrued and unpaid interest and to all other sums secured hereby.

            5.25 NO RELEASE. No extension or indulgence granted to Borrower, and no alteration, change or modification of the Loan Documents consented or agreed to by Lender and no other act or omission of Lender, including the taking of additional security or the release of any security shall constitute a release of the lien and obligation of the Mortgage or be interposed as a defense against the enforcement of this Mortgage, except an act of Lender which constitutes an express, effective release and satisfaction of the Note, and all other obligations secured hereby.

            5.26 FURTHER ASSURANCES. If at any time Lender shall reasonably deem that any further instruments, documents, acts or things are necessary or desirable to vest or confirm any right or remedy herein granted, Borrower shall execute, acknowledge when appropriate and deliver any instrument or document and do or cause to be done any act or thing deemed necessary or desirable by Lender for any such purposes.

            5.27 SPECIAL NOTICES. Notwithstanding any other notice requirements set forth herein, Borrower shall give Lender prompt written notice of the occurrence of any of the following:

            (i) receipt from any governmental authority of any notice of a material violation relating to the construction, use or occupancy of the Premises or any part thereof;

            (ii) commencement of any litigation or proceeding materially affecting the Premises or title thereto or any part thereof; and

            (iii) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on, or security interest in, the Premises.

            5.28 NO THIRD PARTY BENEFICIARY. This Mortgage is made solely for the benefit of Lender and its successors and its assigns. No purchaser of the Premises or any tenant under any lease thereof, nor any other person, shall have standing to bring any action against Lender as a result of this Mortgage, or to assume that Lender will exercise any remedies provided therein, and no person other than Lender shall under any circumstances be deemed to be a beneficiary of any provision of this Mortgage.

            5.29 INCONSISTENT PROVISIONS. In the event of any inconsistency between the terms of the Note, this Mortgage or any of the other Loan Documents, the terms of the document selected by Lender shall prevail.

            5.30 NOTICE OF CHANGE IN NAME. Borrower shall give advance notice in writing to Lender of any proposed change in Borrower's name or identity and shall execute and deliver to Lender, prior to or concurrently with the occurrence of any such change, all additional financing statements that Lender may require to establish and maintain the validity and priority of Lender's security interest with respect to any of the Mortgaged Property described or referred to herein.

            5.31 ACCEPTANCE OF PERFORMANCE. If Borrower causes any of Borrower's obligations in this Mortgage to be performed by Ground Lessee pursuant to the Ground Lease provisions, Lender agrees to accept such performance as if such obligation had been performed by

Borrower, provided, however, Ground Lessee's failure to perform any such obligation shall not excuse the performance by Borrower of all of Borrower's obligations hereunder. However, if any such obligations are to be in the first instance performed by Borrower and a Default has occurred, Lender need not accept any such performance by Ground Lessee.

            BORROWER ACKNOWLEDGES THAT IT HAS RECEIVED, FREE OF CHARGE, A TRUE AND CORRECT COPY OF THIS MORTGAGE.


               [The rest of this page left intentionally blank.]

            5.31 JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS MORTGAGE, OR IN ANY WAY CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER WITH RESPECT TO THIS MORTGAGE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE A COPY OF THIS MORTGAGE WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF BORROWER AND LENDER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON THE THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

            IN WITNESS WHEREOF, Borrower has executed this Mortgage as of the date and year first above written.


Witness:                            ALX OF PARAMUS LLC



/S/ PATRICK HOGAN                   By: /S/ JOSEPH MACNOW
--------------------------------        ----------------------------------------
                                        Joseph Macnow,  Executive Vice President
As to Joseph Macnow                     of Finance and Administration


/S/ BRIAN KURTZ                     By: /S/ STEVEN SANTORA
--------------------------------        ----------------------------------------
                                        Steven Santora, Assistant Secretary
As to Steven Santora

STATE OF ____________   )
                        )  SS.
COUNTY OF ___________   )

            I CERTIFY that on _______________, 2001, Joseph Macnow, personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

            (a) signed the attached instrument as duly authorized executive Vice President of Finance and Administration of ALX of Paramus, LLC, a limited liability company of the State of Delaware, named in this instrument, and

            (b) is authorized to execute the attached instrument on behalf of such limited liability company; and

            (c) executed the attached instrument as the act of such limited liability company.

                                            ---------------------------------
                                            Notary Public


STATE OF ____________   )
                        )  SS.
COUNTY OF ___________   )

            I CERTIFY that on _______________, 2001, Steven Santora, personally appeared before me and this person acknowledged under oath, to my satisfaction, that this person:

            (a) signed the attached instrument as the duly authorized Assistant Secretary of ALX of Paramus, LLC, a limited liability company of the State of Delaware, named in this instrument, and

            (b) is authorized to execute the attached instrument on behalf of such limited liability company; and

            (c) executed the attached instrument as the act of such limited liability company.


                                              ---------------------------------
                                              Notary Public

                                    EXHIBIT A
                                LEGAL DESCRIPTION


PARCEL I:

BEING ALL that tract or parcel of land and premises, situated, lying and being in the Borough of Paramus, County of Bergen State of New Jersey and being more particularly described as follows:

Beginning at the point of intersection of the Northerly line of New Jersey State Highway Route 4 (being 65.00 feet measured at right angles from the center line) with the Easterly line of the Garden State Parkway all as shown on a certain map entitled "Major Subdivision for Paramus/Alexander's/Hahn/Somes-Alterman, N.J.S.H. Route 4 West and J.J.S.H. Route 17 South, Paramus, Bergen County, New Jersey", prepared by Lapatka Associates, Inc., dated 12-24-87 and bearing 1-16-89 as its latest revision date, filed in the Bergen County Clerk's Office on 10-4-89 as Map No. 8695 and running; thence,

1) Along the Easterly line of the Garden State Parkway, North 60 Degrees and 27 minutes and 15 seconds East, 428.16 feet to a point; thence,

2)          Along the same, North 59 degrees and 19 minutes and 52 seconds East,
            199.97 feet to a point; thence,

3)          Along the same, North 57 degrees and 31 minutes and 44 seconds East,
            195.58 feet to a point; thence,

4)          Along the same, North 53 degrees and 35 minutes and 28 seconds East,
            198.81 feet to a point; thence,

5)          Along the same, North 49 degrees and 42 minutes and 46 seconds East,
            197.95 feet to a point; thence,

6)          Along the same, North 46 degrees and 32 minutes and 53 seconds East,
            287.90 feet to a point; thence,

7)          Along the same, North 41 degrees and 09 minutes and 46 seconds East,
            232.45 feet to a point; thence,

8) Continuing along the Easterly line of the Garden State Parkway, North 37 degrees and 42 minutes and 15 seconds East, 88.66 feet to a point; thence,

9) Along the Southerly line of Lot 1 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 205.30 feet to a point; thence,

10) Along the Easterly line of Lot 1 in Block 1201, North 38 degrees and 06 minutes and 18 seconds East, 85.00 feet to a point; thence,

11) Along the Southerly line of Lot 2 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 400.00 feet to a point; thence

12) Along the Easterly line of Lot 2 in Block 1201, North 38 degrees and 06 minutes and 18 seconds East, 15.00 feet to a point; thence,

13) Along the Southerly line of Lot 12 in Block 1201 as shown on the referenced subdivision, South 51 degrees and 53 minutes and 42 seconds East, 140.72 feet to a point; thence

14) Along the Westerly line of N.J.S.H Route 17 (120.00 feet wide), South 07 degrees and 53 minutes and 26 seconds West, 385.88 feet to a point; thence,

15) Along the Easterly line of Lot 7 in Block 1202 as shown on the referenced subdivision, North 02 degrees and 31 minutes and 19 seconds West, 42.63 feet to a point on a curve; thence,

16) Westerly, along the Northerly line of Lot 7 in Block 1202 on a curve to the right having a radius of 25.00 feet, central angle of 73 degrees and 42 minutes and 40 seconds (chord bearing North 89 degrees and 01 minutes and 40 seconds West), an arc distance of
            32.16 feet to a point of tangency; thence,

17)         Along the same, North 52 degrees and 10 minutes and 20 seconds West,
            97.92 feet to a point; thence,

18) Along a Westerly line of Lot 7 in Block 1202, South 39 degrees and 35 minutes and 56 seconds West, 111.89 feet to a point; thence,

19)         Along the same, South 37 degrees and 39 minutes and 55 seconds West,
            93.00 feet to a point; thence,

20) Along a Southerly line of Lot 7 in Block 1202, South 52 degrees and 20 minutes and 05 seconds East, 100.00 feet to a point; thence,

21) Along a Westerly line of Lot 7 in Block 1202, South 37 degrees and 39 minutes and 55 seconds West, 25.00 feet to a point; thence,

22) Along a Southerly line of Lot 7 in Block 1202, South 52 degrees and 20 minutes and 05 seconds West, 176.20 feet to a point; thence,

23) Along the Westerly line of N.J.S.H. Route 17, South 07 degrees and 53 minutes and 26 seconds West, 1.49 feet to a point; thence,

24)         Along the same, South 07 degrees and 37 minutes and 51 seconds West,
            44.71 feet to a point; thence,

25) Along the Northerly line of existing Lot 2 in Block 1203 being lands, now or formerly, of the

            New Jersey Department of Transportation, North 52 degrees and 20 minutes and 05 seconds West, 9.32 feet to a point; thence,

26) Along the Westerly line of existing lot 2 in Block 1203, South 37 degrees and 39 minutes and 55 seconds West, 100.00 feet to a point; thence,

27) Along the Southerly line of the same and existing Lot 3 in Block 1203 being lands, now or formerly, of Gabriel Associates, South 52 degrees and 20 minutes and 05 seconds East, 67.13 feet to a point; thence,

28) Along the Westerly line of N.J.S.H. Route 17, South 07 degrees and 37 minutes and 51 seconds West, 4.46 feet to a point of curvature; thence,

29)         Southwesterly, along the Westerly line of the ramp from N.J.S.H.
            Route 17 (Southbound) to N.J.S.H. Route 4 (Westbound) on a curve to the right having a radius of 290.00 feet, an arc distance of 254.39 feet to a point of tangency; thence,

30)         Along the same, South 57 degrees and 53 minutes and 26 seconds West,
            281.78 feet to a point; thence,

31)         Along the same, South 70 degrees and 18 minutes and 16 seconds West,
            111.35 feet to a point; thence,

32)         Along the same, North 87 degrees and 45 minutes and 06 seconds West,
            81.43 feet to a point; thence,

Along the Northerly line of N.J.S.H. Route 4, North 72 degrees and 06 minutes and 34 seconds West, 1,490.31 feet to the point or place of beginning.

Subject to easements and restrictions of record.

Being Lot 1 in Block 1202 as appearing on the referenced Subdivision Map No. 8695 containing 1,712,916 square feet or 39.3231 acres more or less.

Excepting therefrom lands acquired by the State of New Jersey by the Commissioner of Transportation pursuant to Declaration of Taking for Road Widening, recorded November 25, 1997, in Book 8023, Page 304, as instrument #144855.

Including specifically that part of Lot 7, in Block 1202, pursuant to Deed Book 8042, Page 097, (Exchange Deed, between The State of New Jersey, Department of Transportation and Alexander's Department Stores of New Jersey, Inc.), recorded February 6, 1998, as instrument #018103.

PARCEL II:
----------

BEING ALL that tract or parcel of land and premises, situated, lying and being in the Borough of

Paramus, County of Bergen State of New Jersey and being more particularly described as follows:

Beginning at the intersection of the Westerly right of way line of the Garden State Parkway and the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, said point having a New Jersey State Plane Grid Coordinate of North 763,178.759 and East 2,163,678.175, all as laid down on a certain map entitled "Location Survey, Lot 3, Block 1101, Paramus, Bergen County, New Jersey", dated 10-26-93 and bearing 2-8-94 as its latest revision date, prepared by Lapatka Associates, Inc., Paramus, New Jersey. Said point also being measured Southwesterly along the Westerly right of way line of the Garden State Parkway from its intersection with the Southerly R.O.W. Line of Century Road, all as laid down on a certain map entitled "Garden State Parkway, Section 1, Survey of Westerly right of way line, South of Century Road, Paramus, N.J.", dated November 23, 1966, Sheet No. 32 of 33, prepared by Boswell Engineering Company, Ridgefield Park, New Jersey, along the following bearings and distances:

A) South 10 degrees and 11 minutes and 03 seconds West, along the Westerly right of way line of the Garden State Parkway as described above, for a distance of 136.71 feet to a bend in the same; thence,

B) South 05 degrees and 33 minutes and 26 seconds West, along the same, for a distance of 185.87 feet to a bend in the same; thence,

C) South 09 degrees and 55 minutes and 07 seconds West, along the same, for a distance of 185.78 feet to a bend in the same; thence,

D) South 14 degrees and 54 minutes and 37 seconds West, along the same, for a distance of 174.89 feet to a bend in the same; thence,

E) South 20 degrees and 48 minutes and 46 seconds West, along the same, for a distance of 182.94 feet to a bend in the same; thence,

F) South 25 degrees and 46 minutes and 10 seconds West, along the same, for a distance of 161.01 feet to a bend in the same; thence,

G) South 28 degrees and 52 minutes and 02 seconds West, along the same, for a distance of 82.49 feet to the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, being the point and place of beginning and running from the beginning point hereindescribed; thence,

            1) South 28 degrees and 52 minutes and 02 seconds West, along the Westerly right of way line of the Garden State Parkway as described above, for a distance of 95.64 feet to a bend in the same; thence,

            2) South 34 degrees and 53 minutes and 01 seconds West, along the same, for a distance of 173.10 feet to a bend in the same; thence,

            3) South 37 degrees and 55 minutes and 47 seconds West, along the same, for a distance of 183.83 feet to a bend in the same; thence,

            4) South 41 degrees and 07 minutes and 31 seconds West, along the same, for a distance of 177.89 feet to a bend in the same; thence,

            5) South 43 degrees and 34 minutes and 47 seconds West, along the same, for a distance of 171.17 feet to a bend in the same; thence,

            6) South 47 degrees and 27 minutes and 33 seconds West, along the same, for a distance of 30.73 feet to its intersection with the Northerly right of way line of Summit Avenue extended, as laid down on a certain map entitled "Map Showing S.E. Wood - Summit Avenue Subdivision, West Hackensack, Midland Township, Bergen County, New Jersey", filed in the Bergen County Clerk's Office on June 16, 1997 as Map No. 773; thence,

            7) North 52 degrees and 20 minutes and 05 seconds West, along the Northerly right of way line of Summit Avenue extended, for a distance of 20.00 feet more or less to the centerline of Sprout Brook as it previously existed; thence,

            8) Northerly, along the various courses of the "centerline of Sprout Brook as located in the field" as it formerly existed and laid down on a certain map entitled "New Jersey Highway Authority, Garden State Parkway, Section I, General Property Map", Sheets No. 29 and 30 of 33, prepared by Fay, Spofford & Thorndike, Consulting Engineers, Boston, Massachusetts and Clifton, New Jersey, for a distance of approximately 960 feet to its intersection with the aforementioned new Southerly line of Tax Map Lot 7 in Tax Map Block 1802; thence,

            9) South 52 degrees and 36 minutes and 40 seconds East, along the new Southerly line of Tax Map Lot 7 in Tax Map Block 1802, for a distance of approximately 370 feet to the point and place of beginning.

TOGETHER with all right, title and interest in and to that certain limited Easement for Right of way as set forth in Deed Book 7796, Page 505, Bergen County, New Jersey.